Stock Fund

(Closed to New Investors)

Established 1965

Third Quarter Report

September 30, 2004

2004

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2004, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund.

For More Information

A complete list of the Fund’s quarter-end holdings and other information found in this report are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

09/04 SF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of -0.3% for the third quarter of 2004, compared to a total return of -1.9% for the Standard & Poor’s 500 Index (S&P 500). For the nine months ended September 30, 2004, the Fund had a total return of 5.8%, compared to a total return of 1.5% for the S&P 500. The Fund had total assets of $37.1 billion at quarter-end and a cash position of 4%.

Third Quarter Performance Review

The broad U.S. equity market lost ground during the third quarter of 2004, as investors appeared to become more concerned about rising oil prices, soft consumer spending and the prospect of slowing earnings growth from the 20% pace over the preceding four quarters.

In this uncertain environment, the Stock Fund declined less than the S&P 500, outperforming the Index by 1.6%. Two positive contributors to the Fund’s returns for the quarter were its higher weightings in the Materials and Energy sectors, as these were two strong areas of the market (e.g., NOVA Chemicals up 34% and ChevronTexaco up 15%). The Fund’s Technology holdings lost less (down 6%) than those in the S&P 500 (down 10%). Given these weak returns, the Fund’s lower weighting in Technology also benefited returns relative to the S&P 500.

On the negative side, the Fund’s investments in the Consumer Discretionary sector underperformed those in the S&P 500, with weak performance from Gap, Inc. (down 23%) and Sony (down 9%). Additional weak performers during the quarter included Cardinal Health (down 37%) and St. Paul Travelers (down 18%).

As regular readers of our letters know, we do not overreact to past short-term performance from individual holdings. Instead we focus deliberately on the future, considering each company’s long-term business fundamentals and earnings prospects for the next three-to-five years in relation to its current stock valuation. When stock prices do move significantly, we re-visit our long-term investment thesis for the company and compare it to the company’s new valuation. For example, if a stock has underperformed in the short-term, but we are able to reaffirm our long-term thesis, we may add to that position.

Equity Asset Growth

With the close of the Dodge & Cox Stock and Balanced Funds to new investors this year, we have been receiving inquiries from our shareholders and clients about our growth in equity assets under management, and how that growth may influence our ability to effectively invest the assets that have been entrusted to us.

By way of background, we manage equities in the Stock Fund, Balanced Fund and on a separate account basis for a large number of individual and institutional clients. We invest these separate account equity portfolios based on the same “buy-list” we use for the Stock and Balanced Funds. As such, our separately managed institutional equity accounts look quite similar to the Funds, investing in the same basket of “approved” stocks. Furthermore, a portion of these equity portfolios are invested in some of the same foreign companies (generally in American Depository Receipt (ADR) form) that are held in our International Stock Fund.

In the past five years ended September 30, 2004 the Stock Fund returned an annualized 11.4% versus the S&P 500’s return of -1.3%. During this time, asset growth has been significant. This growth has primarily been fueled by the Stock Fund ($4.3 billion in assets in September 1999 versus $37.1 billion in September 2004) and the Balanced Fund ($5.2 billion in assets in September 1999 versus $18.6 billion in September 2004), but has also taken place in the separate accounts we manage. Our total equity assets under management grew from $18 billion in September 1999 to $75 billion in September 2004. Importantly, we have been able to accommodate this growth in an orderly way, and we remain confident in our ability to continue to find attractive investment opportunities.

Dodge & Cox’s business strategy has always been to first focus on serving our current clients well, and then to achieve a steady, controlled growth of client relationships and assets under management. Therefore, we have never advertised, employed sales people, charged 12b-1 fees or paid brokers for distribution. Since our firm was founded in 1930, it has been our belief that in providing relatively low cost investment portfolios with reasonable returns, investors will find us—and beginning in the late-1990s, many more investors did.

As the growth in equity assets under management accelerated over the past few years, we have taken a number of steps in response. In December 2002, we raised our separate account minimums, and then completely closed our separate institutional account business to new clients in June 2003. As substantial cash flows into the Funds continued in 2004, we closed the Stock Fund to new investors in January and closed the Balanced Fund to new investors in September. Our decisions to close parts of our business to new investors stemmed from “prospective caution,” not from any current capacity constraints.

We have also been taking steps to expand our resources and capabilities. Over time we have proactively hired new employees to be responsive to our clients needs and to expand our research efforts. In September 1999 Dodge & Cox employed 84 people, including 11 equity analysts and one research assistant. Five years later we employ 136 people, including 19 equity analysts, and five research assistants. We have continued to try to make our business more efficient by upgrading systems, increasing capacity at the

1 / Dodge & Cox Stock Fund

Dodge & Cox Stock Fund / 2

Funds’ transfer agent (Boston Financial Data Services), and maintaining a web site to improve communication with our expanding shareholder base.

While we have expanded the depth and breadth of our research and increased our systems’ capacity, we have not changed the way we manage money. As we have grown, we have modestly increased the number of stocks in the portfolios, and have put the majority of the new assets to work by adding to existing positions. In 1999, Dodge & Cox “owned”, on behalf of our clients, over 5% of the outstanding shares of 15 companies in the portfolio. At that time the typical Dodge & Cox portfolio owned 77 stocks. In June 2004, Dodge & Cox owned over 5% of the outstanding shares of 46 companies in the portfolio, and the typical portfolio owned 86 stocks. As of June 2004, we owned between 10% and 13.4% of the outstanding shares of 21 companies in the portfolio.

Today, the larger amount of assets under management and our higher percentage of company ownership means that it may take us longer to establish or liquidate a position in a given stock. Our past success, however, has never been a function of our ability to move in or out of a holding rapidly, but rather of being thoughtful, price-disciplined, well informed, long-term investors. The Stock Fund’s turnover has averaged 16% annually over the past five years, ranging between 8% and 32%. A turnover of 16% implies a 6.25 year average holding period for the companies in the Fund.

We are also frequently asked when we will be re-opening the closed Funds to new investors, or opening a new type of investment product—and we currently have no plans to do either. As always, our principal objective at Dodge & Cox is to serve our existing shareholders and clients well, and we believe that the steps that we have taken over the past five years to manage our growth support that goal.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

October 29, 2004

Ten Years of Investment Performance

through September 30, 2004 (in thousands)

Average annual total return for periods ended September 30, 2004

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Stock Fund	20.50%	11.38%	15.47%	15.65%
S&P 500	13.85	(1.30)	11.09	12.83

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a widely recognized, unmanaged index of common stock prices. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Information September 30, 2004

General Information

Net Asset Value Per Share	$118.93
Total Net Assets (millions)	$37,148
2003 Expense Ratio	0.54%
2003 Portfolio Turnover	8%
30-Day SEC Yield[1]	1.34%
Fund Inception Date	1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 24 years.

Asset Allocation

Stock Characteristics	Fund	S&P 500
Number of Stocks	89	500
Median Market Capitalization (billions)	$13	$10
Weighted-Average Market Cap. (billions)	$33	$90
Price-to-Earnings Ratio[2]	15x	16x
Price-to-Book Value Ratio	1.9x	2.9x
Foreign Stocks[3] (% of Fund)	15.3%	0.0%

Ten Largest Holdings[4]	% of Fund
Hewlett-Packard	3.0
AT&T Wireless Services	2.8
Comcast	2.8
HCA, Inc.	2.4
News Corp. Ltd., Pref. ADR (Australia)	2.3
Time Warner	2.2
Schering-Plough	2.2
McDonald’s	2.2
Dow Chemical	2.2
Union Pacific	2.1

Sector Diversification	Fund	S&P 500
Consumer Discretionary	20.9%	10.8%
Financials	17.9	20.9
Health Care	11.8	13.3
Information Technology	11.4	15.8
Energy	9.0	7.5
Materials	8.6	3.1
Industrials	6.6	11.3
Telecommunication Services	5.4	3.7
Utilities	3.2	2.9
Consumer Staples	1.7	10.7

1   SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.

2   The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.

3   All U.S. dollar-denominated.

4   The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

3 / Dodge & Cox Stock Fund

Portfolio of Investments

September 30, 2004

COMMON STOCKS: 94.2%
	SHARES	MARKET VALUE
CONSUMER DISCRETIONARY: 18.6%
CONSUMER DURABLES & APPAREL: 5.7%
Sony Corp. ADR(b) (Japan)	21,009,000	$722,499,510
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	33,026,400	443,214,288
Eastman Kodak Co.	12,495,100	402,592,122
VF Corp.	5,448,700	269,438,215
Whirlpool Corp.	4,404,950	264,693,446

		2,102,437,581
MEDIA: 5.6%
Comcast Corp.(a)	36,907,643	1,042,271,838
Time Warner, Inc.(a)	51,363,300	829,003,662
Liberty Media Corp.(a)	25,916,900	225,995,368

		2,097,270,868
HOTELS, RESTAURANTS & LEISURE: 2.5%
McDonald's Corp.	28,990,800	812,612,124
InterContinental Hotels Group PLC ADR(b) (United Kingdom)	9,956,068	115,092,146

		927,704,270
RETAILING: 2.5%
May Department Stores Co.	17,962,500	460,378,875
Nordstrom, Inc.	4,587,400	175,422,176
Gap, Inc.	9,006,300	168,417,810
Dillard's, Inc. Class A	5,197,100	102,590,754

		906,809,615
AUTOMOBILES & COMPONENTS: 1.4%
Delphi Automotive Systems Corp.	36,190,332	336,208,184
Honda Motor Co. Ltd. ADR(b) (Japan)	7,699,900	187,569,564

		523,777,748
TRADING COMPANIES & DISTRIBUTORS: 0.9%
Genuine Parts Co.	8,987,900	344,955,602

		6,902,955,684
FINANCIALS: 17.9%
INSURANCE: 6.1%
St. Paul Travelers Companies, Inc.	14,729,950	486,972,147
Loews Corp.	7,764,000	454,194,000
Chubb Corp.	5,484,450	385,447,146
Torchmark Corp.	4,543,100	241,602,058
Safeco Corp.	4,603,700	210,158,905
Genworth Financial, Inc.	8,904,900	207,484,170
UnumProvident Corp.	11,793,700	185,043,153
MBIA, Inc.	1,572,800	91,552,688

		2,262,454,267
DIVERSIFIED FINANCIALS: 5.2%
Capital One Financial Corp.	10,617,000	784,596,300
JPMorgan Chase & Co.	18,531,084	736,239,967
CIT Group, Inc.	11,333,600	423,763,304

		1,944,599,571

	SHARES	MARKET VALUE
BANKS: 4.2%
Wachovia Corp.	14,922,100	$700,592,595
Golden West Financial Corp.	4,466,250	495,530,438
Wells Fargo & Co.	6,069,900	361,948,137

		1,558,071,170
REAL ESTATE: 2.4%
Equity Office Properties Trust	20,485,100	558,218,975
Equity Residential Properties Trust	11,188,200	346,834,200

		905,053,175

		6,670,178,183
HEALTH CARE: 11.8%
HEALTH CARE EQUIPMENT & SERVICES: 6.6%
HCA, Inc.	23,720,200	904,925,630
Cardinal Health, Inc.	16,313,800	714,055,026
WellPoint Health Networks, Inc.(a)	4,062,250	426,901,852
Becton, Dickinson & Co.	4,238,450	219,127,865
Thermo Electron Corp.(a)	7,461,700	201,615,134

		2,466,625,507
PHARMACEUTICALS & BIOTECHNOLOGY: 5.2%
Schering-Plough Corp.	43,119,200	821,851,952
Wyeth	10,308,600	385,541,640
GlaxoSmithKline PLC ADR(b) (United Kingdom)	6,754,400	295,369,912
Pfizer Inc.	7,468,965	228,550,329
Bristol-Myers Squibb Co.	8,136,150	192,582,671

		1,923,896,504

		4,390,522,011
INFORMATION TECHNOLOGY: 11.4%
TECHNOLOGY HARDWARE & EQUIPMENT: 7.3%
Hewlett-Packard Co.	58,561,363	1,098,025,556
Xerox Corp.(a)	45,739,200	644,007,936
Motorola, Inc.	14,744,800	265,996,192
NCR Corp.(a)	4,691,400	232,646,526
Storage Technology Corp.(a)	7,540,100	190,462,926
Avaya, Inc.(a)	12,226,700	170,440,198
Freescale Semiconductor, Inc.(a)	5,503,400	78,698,620

		2,680,277,954
SOFTWARE & SERVICES: 4.1%
Electronic Data Systems Corp.	33,332,100	646,309,419
Computer Sciences Corp.(a)	12,943,100	609,620,010
BMC Software, Inc.(a)	11,333,000	179,174,730
Compuware Corp.(a)	19,430,200	100,065,530

		1,535,169,689

		4,215,447,643

Dodge & Cox Stock Fund / 4

Portfolio of Investments September 30, 2004 COMMON STOCKS (continued)
	SHARES	MARKET VALUE
ENERGY: 9.0%
ChevronTexaco Corp.	13,513,428	$724,860,278
Unocal Corp.	13,876,700	596,698,100
ConocoPhillips	5,665,000	469,345,250
Baker Hughes, Inc.	9,755,150	426,495,158
Amerada Hess Corp.	4,368,400	388,787,600
Occidental Petroleum Corp.	6,761,400	378,165,102
Shell Transport & Trading Co. PLC ADR(b) (United Kingdom)	8,300,000	369,433,000

		3,353,784,488
MATERIALS: 8.6%
CHEMICALS: 6.4%
Dow Chemical Co.	17,660,414	797,897,505
Akzo Nobel N.V. ADR(b) (Netherlands)	18,256,623	648,110,116
Rohm and Haas Co.	6,810,200	292,634,294
Syngenta A.G. ADR(b) (Switzerland)	12,700,200	242,446,818
NOVA Chemicals Corp.(b) (Canada)	5,763,070	223,030,809
Engelhard Corp.	5,889,900	166,978,665
Lubrizol Corp.	932,800	32,274,880
Bayer A.G. ADR(b) (Germany)	117,400	3,220,282

		2,406,593,369
METALS AND MINING: 1.7%
Rio Tinto PLC ADR(b) (United Kingdom)	4,648,631	505,073,758
Alcoa, Inc.	3,685,983	123,812,169

		628,885,927
PAPER AND FOREST PRODUCTS: 0.5%
International Paper Co.	4,459,500	180,208,395

		3,215,687,691
INDUSTRIALS: 6.6%
TRANSPORTATION: 3.5%
Union Pacific Corp.	13,464,350	789,010,910
Fedex Corp.	5,721,800	490,301,042

		1,279,311,952
CAPITAL GOODS: 1.7%
Masco Corp.	9,547,200	329,664,816
Fluor Corp.	4,392,150	195,538,518
Volvo A.B. ADR(b) (Sweden)	3,373,100	118,834,313

		644,037,647
COMMERCIAL SERVICES & SUPPLIES: 1.2%
Pitney Bowes, Inc.	6,180,950	272,579,895
R.R. Donnelley & Sons Co.	5,278,800	165,332,016

		437,911,911
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.2%
American Power Conversion Corp.	4,800,500	83,480,695

		2,444,742,205
TELECOMMUNICATION SERVICES: 5.4%
AT&T Wireless Services, Inc.(a)	70,887,400	1,047,715,772
AT&T Corp.	52,207,360	747,609,395
Vodafone Group PLC ADR(b) (United Kingdom)	8,105,400	195,421,194

		1,990,746,361

	SHARES	MARKET VALUE
UTILITIES: 3.2%
Duke Energy Corp.	26,972,300	$617,395,947
American Electric Power Co., Inc.	7,659,910	244,810,724
FirstEnergy Corp.	4,503,800	185,016,104
Scottish Power PLC ADR(b) (United Kingdom)	4,604,500	142,002,780

		1,189,225,555
CONSUMER STAPLES: 1.7%
FOOD, BEVERAGE AND TOBACCO: 1.7%
Unilever N.V.(b) (Netherlands)	11,037,200	637,950,160

Total Common Stocks (Cost $28,957,908,087)		35,011,239,981

PREFERRED STOCKS: 2.3%
CONSUMER DISCRETIONARY: 2.3%
MEDIA: 2.3%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR(b) (Australia)	27,044,669	847,309,480

Total Preferred Stocks (Cost $681,508,638)		847,309,480

SHORT-TERM INVESTMENTS: 3.5%
	PAR VALUE	MARKET VALUE

SSgA Prime Money Market Fund	$184,775,373	$184,775,373
State Street Repurchase Agreement, 1.54%, 10/1/04 (collateralized by U.S. Treasury securities, value $898,067,955)	880,397,000	880,397,000
U.S. Treasury Bills, 10/14/04	250,000,000	249,896,000

Total Short-Term Investments (Cost $1,315,068,373)		1,315,068,373

TOTAL INVESTMENTS (Cost $30,954,485,098)	100.0%	37,173,617,834
OTHER ASSETS LESS LIABILITIES	0.0	(26,029,593)

TOTAL NET ASSETS	100.0%	$37,147,588,241

(a)	Non-income producing
(b)	Securities denominated in U.S. Dollars

At September 30, 2004, the cost of investments for federal income tax purposes was $30,954,485,098. Net unrealized appreciation aggregated $6,219,132,736 of which $7,049,459,964 represented appreciated securities and $830,327,228 represented depreciated securities.

The financial information in the Portfolio of Investments has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Stock Fund

Investments in Affiliates

Each of the companies listed below is an affiliate of the Stock Fund because the Fund owned at least 5% of the company’s voting securities during the nine-month period ended September 30, 2004.

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividends		Market Value, End of Period
AT&T Corp.	41,562,080	10,645,280	0	52,207,360	36,727,461		747,609,395
Akzo Nobel N.V. ADR (Netherlands)	13,562,223	4,694,400	0	18,256,623	13,637,927	[3]	648,110,116
Amerada Hess Corp.[1]	5,639,100	4,300	(1,275,000)	4,368,400	4,694,400		—
BMC Software, Inc.[2]	2,518,500	8,814,500	0	11,333,000	—		179,174,730
CIT Group, Inc.	11,320,000	13,600	0	11,333,600	4,415,190		423,763,304
Computer Sciences Corp.[2]	7,718,300	5,224,800	0	12,943,100	—		609,620,010
Compuware Corp.[2]	19,401,100	29,100	0	19,430,200	—		100,065,530
Delphi Automotive Systems Corp.	30,557,032	5,633,300	0	36,190,332	7,357,798		336,208,184
Dillard’s, Inc. Class A	5,190,700	6,400	0	5,197,100	623,180		102,590,754
Electronic Data Systems Corp.	24,105,200	9,226,900	0	33,332,100	10,964,470		646,309,419
Equity Office Properties Trust	18,569,200	1,915,900	0	20,485,100	29,413,450		558,218,975
Fluor Corp.	4,386,550	5,600	0	4,392,150	2,106,024		195,538,518
Genuine Parts Co.	8,976,800	11,100	0	8,987,900	8,080,860		344,955,602
HCA, Inc.	15,210,800	8,509,400	0	23,720,200	6,183,723		904,925,630
May Department Stores Co.	16,320,900	1,641,600	0	17,962,500	12,667,060		460,378,875
NCR Corp.[1,2]	5,819,800	4,600	(1,133,000)	4,691,400	—		—
NOVA Chemicals Corp. (Canada)	5,756,770	6,300	0	5,763,070	1,089,643	[4]	223,030,809
Storage Technology Corp.[2]	6,000,100	2,405,000	(865,000)	7,540,100	—		190,462,926
Union Pacific Corp.	5,744,050	7,720,300	0	13,464,350	10,087,575		789,010,910
Unocal Corp.	13,155,700	877,000	(156,000)	13,876,700	8,177,560		596,698,100
Whirlpool Corp.	3,291,350	1,113,600	0	4,404,950	4,758,316		264,693,446
Xerox Corp.[2]	41,985,600	3,753,600	0	45,739,200	—		644,007,936

					$160,984,637		$8,965,373,169

[1]	Company was not an affiliate at the end of the period.
[2]	Non-income producing
[3]	Net of foreign taxes of $2,411,012
[4]	Net of foreign taxes of $192,290

Dodge & Cox Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

International

Stock Fund

Established 2001

Third Quarter Report

September 30, 2004

2004

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2004, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund.

For More Information

A complete list of the Fund’s quarter-end holdings and other information found in this report are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

09/04 ISF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 3.6% for the third quarter of 2004, compared to a total return of -0.3% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the nine months ended September 30, 2004 the Fund had a total return of 14.1% compared to the total return of 4.3% for the MSCI EAFE. The Fund had total assets of $2.3 billion at quarter-end and a cash position of 5%.

Third Quarter Performance Review

The International Stock Fund performed well during the third quarter on both an absolute basis and relative to the MSCI EAFE benchmark. Key contributors to the Fund’s favorable results included:

The Fund’s investments in Energy stocks were up an average of 19% during the quarter, compared to a 7% return for the Energy sector of the MSCI EAFE. Strong individual performers included Stolt Offshore (up 55%) and Petroleo Brasileiro (up 30%).

The Fund’s Materials stocks (up 9%) also contributed strongly to results, as they performed better than those held in the MSCI EAFE (up 6%). Individual standouts include NOVA Chemicals (up 34%) and Yara International (up 31%). Given this strong performance, the Fund’s overweight position in Materials companies (19% versus 7% for the Index) further benefited the Fund.

In the previous quarter some of the Fund’s weakest performers were those based in Latin America. Those same investments bounced back strongly in the third quarter, and returned over 19% as a group. The Fund’s holdings in Brazil were particularly strong (e.g., Ultrapar up 62%, Petroleo Brasileiro up 30%, and Uniao de Bancos Brasileiros up 25%).

Although no one sector of the Fund hindered performance during the quarter, two individual holdings were particularly weak. Converium Holdings, a Swiss re-insurance company, lost 39% of its value in the quarter in light of further reserve strengthening, which will require a significant recapitalization. Kuraya Sanseido (name changed to Mediceo Holdings on October 1, 2004), a Japanese pharmaceutical distributor, was down 31% in the quarter, on concerns about price competition and weak demand.

Growth in Assets

The Fund has grown steadily since inception in May 2001, and Fund assets now stand at $2.3 billion. For the nine months ended September 30, net subscriptions into the Fund were nearly $1.5 billion. We have been asked about the International Stock Fund’s rapid growth in light of the closing of the Dodge & Cox Stock and Balanced Funds to new investors this year. Since our approach is to invest in well established companies with medium-to-large market capitalizations, we believe that there is ample room for asset growth in the years ahead. At the same time, we will take appropriate steps, if necessary, to protect the interest of our current shareholders, as evidenced by the decisions to close the Stock and Balanced Funds to new investors.

Regardless of the size of the Fund, we continue to practice the same investment approach we have used since Dodge & Cox was founded in 1930. This begins with our team of analysts investigating individual companies to better understand the sales, earnings and cash flow prospects for the years ahead. Importantly, our long-term fundamental outlook for each company is compared against its current valuation.

As new money is invested in the Fund, we are constantly discussing relative value within the portfolio to determine where we should allocate capital. Our “all-cash portfolio” exercise illustrates our approach: On a regular basis, we ask each of our portfolio managers to take a blank sheet of paper and invest a paper portfolio—assuming that the market will be closed and no shares can be traded for the next three years. This exercise encourages each of us to focus on the long term. We then compare the results to the actual International Stock Fund portfolio and review the differences. With the prospect of continued asset growth, we also consider where the Fund might face future challenges investing in a company because of market capitalization or trading volume constraints.

A benefit of the increased size of the Fund is that management teams from companies all over the world visit us while in San Francisco. These visits complement our own research trips overseas. A considerable number of management teams came through our office last year, and a greater number of management teams have visited this year. Management teams are an important source of

1 / Dodge & Cox International Stock Fund

information for us as we inquire about company’s prospects, competitors, suppliers and customers.

Also, with a larger Fund, shareholders benefit from lower expenses. The International Stock Fund started in 2001 with an expense ratio capped at 0.90%. With asset growth, the Fund’s expense ratio has declined to 0.82% in 2003.

Outlook

We continue to find attractive investment candidates across the globe; however, we do not anticipate the high levels of past returns for the Fund to continue going forward. Over the past three years ended September 30, the Fund has returned 19% annualized compared to 9% for the MSCI EAFE.

Longer term we are encouraged by the potential of increasing demand in the developing world as a source of global economic growth. We continue to find investment opportunities in companies that we believe are well positioned to capitalize on that growth. While the Fund does not have any investments in companies based in China or India, for example, many of the companies in the portfolio are positioned to benefit from growth in these rapidly expanding economies. Furthermore, as of quarter-end, almost 19% of the Fund was invested in companies based in “emerging markets” countries. The Fund’s exposure to emerging markets countries currently includes companies based in Brazil, Mexico, Panama, South Africa and South Korea.

In Closing

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

October 29, 2004

Investment Performance

through September 30, 2004 (in thousands)

Average annual total return for periods ended September 30, 2004

	1 Year	3 Year	Since Inception (5/1/01)
Dodge & Cox International Stock Fund*	32.86%	19.04%	9.79%
MSCI EAFE	22.06	9.12	0.98

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

*	For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. Expense reimbursements were paid since the Fund’s inception through June 30, 2003, but have not been required after this point as assets in the Fund increased and the Fund’s ratio of expenses to average net assets fell below 0.90%. Without reimbursement, returns for the Fund for periods beginning before June 30, 2003 would have been lower.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Information September 30, 2004

General Information

Net Asset Value Per Share	$26.78
Total Net Assets (millions)	$2,300
2003 Expense Ratio[1]	0.82%
2003 Turnover Ratio	11%
30-Day SEC Yield[2]	1.35%
Fund Inception Date	May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 18 years.

Asset Allocation

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	64	1,067
Median Market Capitalization (billions)	$9	$3
Weighted-Average Market Cap. (billions)	$32	$41
Price-to-Earnings Ratio[3]	14x	16x
Price-to-Book Value Ratio	1.6x	2.0x

Ten Largest Holdings[4]	% of Fund
KT Corp. ADR (South Korea)	3.0
Sony ADR (Japan)	3.0
Uniao de Bancos Brasileiros GDR (Brazil)	2.9
Vodafone Group PLC ADR (United Kingdom)	2.6
Royal Bank of Scotland Group PLC (United Kingdom)	2.6
Kookmin Bank ADR (South Korea)	2.6
Electrolux A.B. (Sweden)	2.5
Akzo Nobel N.V. (Netherlands)	2.4
News Corp. Ltd., Pref. (Australia)	2.4
Petroleo Brasileiro S.A. ADR (Brazil)	2.3

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	38.2%	44.0%
Japan	15.5	22.4
United Kingdom	14.6	25.5
Pacific (excluding Japan)	13.4	8.1
Latin America	9.3	0.0
Africa	2.3	0.0
Canada	1.3	0.0

Sector Diversification	Fund	MSCI EAFE
Materials	18.9%	7.0%
Financials	18.8	26.5
Consumer Discretionary	15.8	13.1
Energy	10.0	8.6
Consumer Staples	8.4	8.0
Telecommunication Services	5.6	7.2
Information Technology	5.4	6.5
Industrials	4.8	9.5
Health Care	3.7	8.5
Utilities	3.2	5.1

[1]	For the years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Expense reimbursements were paid since the Fund’s inception through June 30, 2003, but have not been required after this point as assets in the Fund increased and the Fund’s ratio of expenses to average net assets fell below 0.90%. Without reimbursement, the annualized expense ratio for the year ended December 31, 2003 would have been 0.84%.
[2]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[3]	The Fund’s price-to-earnings (P/E) ratio is calculated using fiscal year-end earnings and excludes extraordinary items.
[4]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments

September 30, 2004

COMMON STOCKS: 84.6%

	SHARES	MARKET VALUE
MATERIALS: 18.9%
CHEMICALS: 12.6%
Akzo Nobel N.V. (Netherlands)	1,591,100	$56,267,793
Yara International A.S.A. (Norway)	3,618,710	38,568,646
Bayer A.G. (Germany)	1,267,000	34,703,995
BASF A.G. (Germany)	583,400	34,434,057
Kemira OYJ (Finland)	2,419,500	33,707,706
NOVA Chemicals Corp. (Canada)	751,200	29,044,891
Givaudan (Switzerland)	43,100	26,277,532
Syngenta A.G. ADR(b) (Switzerland)	1,005,500	19,194,995
Imperial Chemical Industries PLC (United Kingdom)	4,778,000	18,267,836

		290,467,451
METALS AND MINING: 3.5%
BHP Billiton Ltd. (Australia)	4,160,078	43,498,762
Rio Tinto PLC (United Kingdom)	1,384,400	37,276,823

		80,775,585
CONSTRUCTION MATERIALS: 2.8%
Lafarge S.A. (France)	443,422	38,858,298
Rinker Group Ltd. (Australia)	3,850,000	24,193,155

		63,051,453

		434,294,489
FINANCIALS: 15.9%
BANKS: 14.7%
Royal Bank of Scotland Group PLC(c) (United Kingdom)	2,040,972	59,023,971
Kookmin Bank ADR(b) (South Korea)	1,847,900	58,837,136
Standard Bank Group, Ltd. (South Africa)	6,746,234	53,134,499
Banco Santander Central Hispano (Spain)	4,470,000	43,703,439
Danske Bank (Denmark)	1,445,300	38,025,316
Standard Chartered PLC (United Kingdom)	1,405,000	24,147,499
Mitsubishi Tokyo Financial Group, Inc. ADR(b) (Japan)	2,513,900	20,965,926
DBS Group Holdings Ltd. (Singapore)	1,942,000	18,454,046
Banco Latinoamericano de Exportaciones ADR(b) (Panama)	1,006,922	15,456,253
Shinsei Bank, Ltd. (Japan)	1,035,000	6,285,558

		338,033,643
INSURANCE: 0.6%
Converium Holdings AG (Switzerland)	1,100,000	14,800,386

DIVERSIFIED FINANCIALS: 0.6%
Euler & Hermes (France)	210,100	12,662,089

		365,496,118

	SHARES	MARKET VALUE
CONSUMER DISCRETIONARY: 13.4%
CONSUMER DURABLES & APPAREL: 8.4%
Sony Corp. ADR(b) (Japan)	1,996,500	$68,659,635
Electrolux A.B. (Sweden)	3,117,700	56,952,505
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	2,281,700	30,620,414
Consorcio Ara S.A.(a) (Mexico)	8,794,100	25,116,064
Makita Corp. (Japan)	883,000	12,491,004

		193,839,622
AUTOMOBILES & COMPONENTS: 3.7%
Honda Motor Co. Ltd. ADR(b) (Japan)	1,368,200	33,329,352
Suzuki Motor Corp. (Japan)	1,743,000	28,570,653
Fiat SPA ADR(a, b) (Italy)	3,110,700	22,303,719

		84,203,724
HOTELS, RESTAURANTS & LEISURE: 1.3%
InterContinental Hotels Group PLC (United Kingdom)	1,700,677	19,368,037
H.I.S. Co., Ltd. (Japan)	347,000	10,946,771

		30,314,808

		308,358,154
CONSUMER STAPLES: 8.4%
FOOD, BEVERAGE AND TOBACCO: 6.6%
Nestle S.A. (Switzerland)	216,000	49,623,263
Unilever N.V.(b) (Netherlands)	768,900	44,442,420
Fomento Economico Mexicano, S.A. de C.V. ADR(b) (Mexico)	827,400	36,554,532
Kikkoman Corp. (Japan)	2,367,000	20,895,104

		151,515,319
PERSONAL PRODUCTS: 1.8%
Aderans Co. (Japan)	2,133,200	42,278,067

		193,793,386
ENERGY: 7.7%
Royal Dutch Petroleum Co.(b) (Netherlands)	1,025,000	52,890,000
Total (France)	213,500	43,553,923
Stolt Offshore S.A. ADR(a, b) (Norway)	8,450,200	41,236,976
Norsk Hydro A.S.A. ADR(b) (Norway)	556,500	40,758,060

		178,438,959
TELECOMMUNICATION SERVICES: 5.6%
KT Corp. ADR(b) (South Korea)	3,838,000	69,352,660
Vodafone Group PLC ADR(b) (United Kingdom)	2,485,000	59,913,350

		129,266,010

Dodge & Cox International Stock Fund / 4

Portfolio of Investments

September 30, 2004

COMMON STOCKS (continued)

	SHARES	MARKET VALUE
INFORMATION TECHNOLOGY: 5.4%
TECHNOLOGY HARDWARE & EQUIPMENT: 5.4%
Seiko Epson Corp. (Japan)	910,000	$38,883,586
LG.Philips LCD Co., Ltd. ADR(a,b) (South Korea)	2,450,000	37,117,500
Brother Industries, Ltd. (Japan)	3,303,000	27,476,203
Oce N.V. (Netherlands)	1,271,971	19,888,317

		123,365,606
INDUSTRIALS: 4.8%
CAPITAL GOODS: 3.5%
Kidde PLC (United Kingdom)	13,230,200	29,606,826
Volvo A.B. (Sweden)	581,600	20,529,784
CNH Global N.V.(b) (Netherlands)	930,020	18,209,792
Sulzer A.G. (Switzerland)	40,501	12,167,543

		80,513,945
ELECTRONIC EQUIPMENT & INSTRUMENTS: 1.3%
Nexans (France)	873,333	29,689,648

		110,203,593
UTILITIES: 2.4%
Scottish Power PLC ADR(b) (United Kingdom)	940,600	29,008,104
National Grid Transco PLC (United Kingdom)	3,000,000	25,345,367

		54,353,471
HEALTH CARE: 2.1%
PHARMACEUTICALS & BIOTECHNOLOGY: 1.5%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	787,000	34,415,510

HEALTH CARE EQUIPMENT & SERVICES: 0.6%
Kuraya Sanseido, Inc. (Japan)	1,378,000	14,356,907

		48,772,417

Total Common Stocks (Cost $1,750,513,446)		1,946,342,203

PREFERRED STOCKS: 10.0%

	SHARES	MARKET VALUE
FINANCIALS: 2.9%
BANKS: 2.9%
Uniao de Bancos Brasileiros Sponsored GDR(b) (Brazil)	2,716,500	$ 65,820,795
CONSUMER DISCRETIONARY: 2.4%
MEDIA: 2.4%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares (Australia)	7,046,584	55,824,972
ENERGY: 2.3%
Petroleo Brasileiro S.A. ADR(b) (Brazil)	1,670,700	53,328,744
HEALTH CARE: 1.6%
HEALTH CARE EQUIPMENT & SERVICES: 1.6%
Fresenius Medical Care (Germany)	668,000	36,436,077
UTILITIES: 0.8%
Ultrapar Participacoes S.A. ADR(b) (Brazil)	1,085,500	17,313,725

Total Preferred Stocks (Cost $188,609,507)		228,724,313

SHORT-TERM INVESTMENTS: 6.0%

	PAR VALUE	MARKET VALUE
SSgA Prime Money Market Fund	$11,347,800	$ 11,347,800
State Street Repurchase Agreement, 1.54%, 10/1/04 (collateralized by U.S. Treasury Securities, value $129,845,213)	127,287,000	127,287,000

Total Short-Term Investments (Cost $138,634,800)		138,634,800

TOTAL INVESTMENTS (Cost $2,077,757,753)	100.6%	2,313,701,316
OTHER ASSETS LESS LIABILITIES	(0.6)	(13,833,620)

TOTAL NET ASSETS	100.0%	$2,299,867,696

(a)	Non-income producing
(b)	Securities denominated in U.S. Dollars
(c)	100,000 shares of Royal Bank of Scotland Group PLC are restricted securities and may only be resold pursuant to an exemption under the Securities Act of 1933. As of September 30, 2004, these securities represented 0.1% of total net assets.

At September 30, 2004, the cost of investments for federal income tax purposes was $2,077,757,753. Net unrealized appreciation aggregated $235,943,563, of which $264,790,810 represented appreciated securities and foreign currencies and $28,847,247 represented depreciated securities.

The financial information in the Portfolio of Investments has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox International Stock Fund

Investments in Affiliates

The company listed below is an affiliate of the International Stock Fund because the Fund owned at least 5% of the company’s voting securities during the nine-month period ended September 30, 2004.

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividends		Market Value, End of Period
Aderans Co. (Japan)	1,070,000	1,063,200	—	2,133,200	$501,262	[1]	$42,278,067

[1]	Net of foreign taxes of $37,729

Dodge & Cox International Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Balanced Fund

(Closed to New Investors)

Established 1931

Third Quarter Report

September 30, 2004

2004

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2004, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund.

For More Information

A complete list of the Fund’s quarter-end holdings and other information found in this report are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

9/04 BF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 0.5% for the third quarter of 2004, compared to the 0.2% return for the Combined Index1. For the nine months ended September 30, 2004 the Fund had a total return of 4.8%, compared to the total return of 2.3% for the Combined Index. At quarter-end, the Fund’s total net assets of $18.6 billion were invested in 59% stocks, 26% fixed-income securities and 15% cash equivalents.

Equity Performance Review

The equity portion of the Balanced Fund declined less than the S&P 500, which lost 1.9% during the quarter. Two positive contributors to the portfolio’s returns were its higher weightings in the Materials and Energy sectors, as these were two strong areas of the market (e.g., NOVA Chemicals up 34% and ChevronTexaco up 15%). The portfolio’s Technology holdings lost less than those in the S&P 500. Given these weak returns, the portfolio’s lower weighting in Technology also benefited returns relative to the S&P 500.

On the negative side, the Fund’s investments in the Consumer Discretionary sector underperformed those in the S&P 500, with weak performance from Gap, Inc. (down 23%) and Sony (down 9%). Additional weak performers during the quarter included Cardinal Health (down 37%) and St. Paul Travelers (down 18%).

As regular readers of our letters know, we do not overreact to short-term performance from individual holdings. Instead we focus deliberately on each company’s long-term business fundamentals and earnings prospects for the next three-to-five years in relation to its current stock valuation. When stock prices do move significantly, we re-visit our long-term investment thesis for the company and compare it to the company’s new valuation. For example, if a stock has underperformed in the short-term, but we are able to reaffirm our long-term thesis, we may add to that position.

Fixed-Income Performance Review

The fixed-income portion of the Fund slightly underperformed the Lehman Brothers Aggregate Bond Index (LBAG) third quarter return of 3.2%. The fixed-income portfolio’s shorter effective duration2 (3.9 years versus 4.8 years for the LBAG at the beginning of the quarter) was the primary contributor of the Fund’s underperformance to the LBAG. On the positive side, the portfolio’s Corporate sector holdings (specifically: AT&T, Xerox, HealthNet, Wyeth and Amerada Hess) outperformed the Lehman Credit Index.

It is also important to note that the Fund’s fixed-income weighting stood at 26% as of quarter-end, while its cash position was 15%. This lower weighting in fixed-income securities was a drag on third-quarter performance, but reflects our concern about the potential for rising interest rates amid accelerating inflation.

Equity Asset Growth

With the close of the Dodge & Cox Stock and Balanced Funds to new investors this year, we have been receiving inquiries from our shareholders and clients about our growth in equity assets under management, and how that growth may influence our ability to effectively invest the assets that have been entrusted to us.

By way of background, we manage equities in the Stock Fund, Balanced Fund and on a separate account basis for a large number of individual and institutional clients. We invest these separate account equity portfolios based on the same “buy-list” we use for the Stock and Balanced Funds. As such, our separately managed institutional equity accounts look quite similar to the Funds, investing in the same basket of “approved” stocks. Furthermore, a portion of these equity portfolios are invested in some of the same foreign companies (generally in American Depository Receipt (ADR) form) that are held in our International Stock Fund.

In the past five years asset growth has been significant. This growth has primarily been fueled by the Stock Fund ($4.3 billion in assets in September 1999 versus $37.1 billion in September 2004) and the Balanced Fund ($5.2 billion in assets in September 1999 versus $18.6 billion in September 2004), but has also taken place in the separate accounts we manage. Our total equity assets under management grew from $18 billion in September 1999 to $75 billion in September 2004. Importantly, we have been able to accommodate this growth in an orderly way, and we remain confident in our ability to continue to find attractive investment opportunities.

Dodge & Cox’s business strategy has always been to first focus on serving our current clients well, and then to achieve a steady, controlled growth of client relationships and assets under management. Therefore, we have never advertised, employed sales people, charged 12b-1 fees or paid brokers for distribution. Since our firm was founded in 1930, it has been our belief that in providing reasonable-cost investment portfolios with attractive returns, investors will find us—and beginning in the late-1990s, many more investors did.

As the growth in equity assets under management accelerated over the past few years, we have taken a number of steps in response. In December 2002, we raised our separate account minimums, and then completely closed our separate institutional account business to new clients in June 2003. As substantial cash flows into the Funds continued this year, we closed the Stock Fund to new investors in January and closed the Balanced Fund to new investors in September. Our decisions to close parts of our business to new investors stemmed from “prospective caution,” not from any current capacity constraints.

We have also been taking steps to expand our resources and capabilities. Over time we have proactively hired new employees to be

1 / Dodge & Cox Balanced Fund

responsive to our clients needs and to expand our research efforts. In September 1999 Dodge & Cox employed 84 people, including 11 equity analysts and one research assistant. Five years later we employ 136 people, including 19 equity analysts and five research assistants. We have continued to try to make our business more efficient by upgrading systems, increasing capacity at the Funds’ transfer agent (Boston Financial Data Services) and maintaining a web site to improve communication with our expanding shareholder base.

While we have expanded the depth and breadth of our research and increased our systems’ capacity, we have not changed the way we manage money. As we have grown, we have modestly increased the number of stocks in the portfolios, and have put the majority of the new assets to work by adding to existing positions. In 1999, Dodge & Cox “owned”, on behalf of our clients, over 5% of the outstanding shares of 15 companies in the portfolio. At that time the typical Dodge & Cox portfolio owned 77 stocks. In June 2004, Dodge & Cox owned over 5% of the outstanding shares of 46 companies in the portfolio, and the typical portfolio owned 86 stocks. As of June 2004, we owned between 10% and 13.4% of the outstanding shares of 21 companies in the portfolio.

Today, the larger amount of assets under management and our higher percentage of company ownership means that it may take us longer to establish or liquidate a position in a given stock. Our past success, however, has never been a function of our ability to move in or out of a holding rapidly, but rather of being thoughtful, price-disciplined, well informed, long-term investors. The Stock Fund’s (a proxy for the equity portion of the Balanced Fund) turnover has averaged 16% annually over the past five years, ranging between 8% and 32%. A turnover of 16% implies a 6.25 year average holding period for the companies in the Fund.

We are also frequently asked when we will be re-opening the closed Funds to new investors, or opening a new type of investment product—and we currently have no plans to do either. As always, our principal objective at Dodge & Cox is to serve our existing shareholders and clients well, and we believe that the steps that we have taken over the past five years to manage our growth support that goal.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

October 29, 2004

Ten Years of Investment Performance

through September 30, 2004 (in thousands)

Average annual total return for periods ended September 30, 2004

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund	15.15%	10.92%	13.06%	13.70%
Combined Index	9.78	2.53	10.05	11.68
S&P 500	13.85	(1.30)	11.09	12.83
Lehman Brothers Aggregate Bond Index (LBAG)	3.68	7.48	7.66	9.19

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Lehman Brothers Aggregate Bond Index (LBAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Dodge & Cox Balanced Fund / 2

Fund Information September 30, 2004

General Information

Net Asset Value Per Share	$75.15
Total Net Assets (millions)	$18,615
30-Day SEC Yield[1]	2.02%
2003 Expense Ratio	0.54%
2003 Portfolio Turnover	19%
Fund Inception Date	1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 24 years, and by the Fixed-Income Strategy Committee, whose ten members’ average tenure is 17 years.

Asset Allocation

Stock Portfolio (58.8% of Fund)
Number of Stocks	89
Median Market Capitalization (billions)	$13
Price-to-Earnings Ratio[2]	15x
Price-to-Book Value Ratio	1.9x
Foreign Stocks[3] (% of Fund)	9.4%

Five Largest Sectors	% of Fund
Consumer Discretionary	12.9
Financials	11.1
Health Care	7.2
Information Technology	6.9
Energy	5.3
Ten Largest Stock Holdings[4]	% of Fund
Hewlett-Packard	1.8
Comcast	1.7
AT&T Wireless Services	1.7
HCA, Inc.	1.5
News Corp. Ltd., Pref. ADR (Australia)	1.5
Schering-Plough	1.4
Dow Chemical	1.3
Time Warner	1.3
Union Pacific	1.3
McDonald’s	1.3

Fixed-Income Portfolio (26.3% of Fund)
Number of Fixed-Income Securities	238
Average Quality	AA–
Average Maturity	6.4 years
Effective Duration	3.7 years
Credit Quality Diversification[5]	% of Fund
U.S. Government & Government Agencies	16.1
Aaa/AAA	0.1
Aa/AA	0.0
A/A	1.3
Baa/BBB	6.0
Ba/BB	2.6
B/B and below	0.2

Sector Diversification	% of Fund
U.S. Treasury & Government Agency	0.9
Mortgage-Related Securities	15.2
Corporate	10.2

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
[3]	All U.S. dollar-denominated.
[4]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
[5]	For presentation purposes only: when a security is split-rated, the lower of either Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments September 30, 2004

COMMON STOCKS: 57.4%

	SHARES	MARKET VALUE
CONSUMER DISCRETIONARY: 11.5%
CONSUMER DURABLES & APPAREL: 3.4%
Sony Corp. ADR(b) (Japan)	6,208,600	$213,513,754
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	10,746,300	144,215,346
Eastman Kodak Co.	4,116,100	132,620,742
Whirlpool Corp.	1,474,800	88,620,732
VF Corp.	1,107,900	54,785,655

		633,756,229
MEDIA: 3.4%
Comcast Corp.(a)	11,257,609	317,914,878
Time Warner, Inc.(a)	15,252,500	246,175,350
Liberty Media Corp.(a)	7,550,100	65,836,872

		629,927,100
RETAILING: 1.5%
May Department Stores Co.	5,534,350	141,845,391
Gap, Inc.	3,552,400	66,429,880
Nordstrom, Inc.	1,233,500	47,169,040
Dillard’s, Inc. Class A	1,461,400	28,848,036

		284,292,347
HOTELS, RESTAURANTS & LEISURE: 1.5%
McDonald’s Corp.	8,678,950	243,270,968
InterContinental Hotels Group PLC ADR(b) (United Kingdom)	3,541,732	40,942,422

		284,213,390
AUTOMOBILES & COMPONENTS: 1.0%
Delphi Automotive Systems Corp.	12,513,720	116,252,459
Honda Motor Co. Ltd. ADR(b) (Japan)	2,463,300	60,005,988

		176,258,447
TRADING COMPANIES & DISTRIBUTORS: 0.7%
Genuine Parts Co.	3,335,450	128,014,571

		2,136,462,084
FINANCIALS: 11.1%
INSURANCE: 4.0%
St. Paul Travelers Companies, Inc.	4,592,200	151,818,132
Loews Corp.	2,425,700	141,903,450
Chubb Corp.	1,784,512	125,415,503
Torchmark Corp.	1,751,500	93,144,770
Safeco Corp.	1,600,000	73,040,000
Genworth Financial, Inc.	2,570,000	59,881,000
UnumProvident Corp.	3,795,000	59,543,550
MBIA, Inc.	562,750	32,757,678

		737,504,083
DIVERSIFIED FINANCIALS: 3.2%
Capital One Financial Corp.	3,100,200	229,104,780
JPMorgan Chase & Co.	5,268,516	209,318,141
CIT Group, Inc.	4,476,500	167,376,335

		605,799,256

	SHARES	MARKET VALUE
BANKS: 2.5%
Wachovia Corp.	4,366,400	$205,002,480
Golden West Financial Corp.	1,512,700	167,834,065
Wells Fargo & Co.	1,560,750	93,067,522

		465,904,067
REAL ESTATE: 1.4%
Equity Office Properties Trust	6,034,800	164,448,300
Equity Residential Properties Trust	2,900,600	89,918,600

		254,366,900

		2,063,574,306
HEALTH CARE: 7.2%
HEALTH CARE EQUIPMENT & SERVICES: 4.1%
HCA, Inc.	7,495,100	285,938,065
Cardinal Health, Inc.	5,084,700	222,557,319
WellPoint Health Networks, Inc.(a)	1,050,400	110,386,536
Thermo Electron Corp.(a)	2,955,550	79,858,961
Becton, Dickinson & Co.	1,317,800	68,130,260

		766,871,141
PHARMACEUTICALS & BIOTECHNOLOGY: 3.1%
Schering-Plough Corp.	13,383,550	255,090,463
Wyeth	2,966,500	110,947,100
GlaxoSmithKline PLC ADR(b) (United Kingdom)	1,988,700	86,965,851
Pfizer Inc.	2,285,492	69,936,055
Bristol-Myers Squibb Co.	2,189,450	51,824,282

		574,763,751

		1,341,634,892
INFORMATION TECHNOLOGY: 6.9%
TECHNOLOGY HARDWARE & EQUIPMENT: 4.5%
Hewlett-Packard Co.	17,799,155	333,734,156
Xerox Corp.(a)	15,102,150	212,638,272
Motorola, Inc.	4,252,500	76,715,100
Storage Technology Corp.(a)	2,742,200	69,267,972
NCR Corp.(a)	1,241,325	61,557,307
Avaya, Inc.(a)	3,242,850	45,205,329
Freescale Semiconductor, Inc.(a)	1,800,000	25,740,000

		824,858,136
SOFTWARE & SERVICES: 2.4%
Computer Sciences Corp.(a)	3,916,000	184,443,600
Electronic Data Systems Corp.	8,982,600	174,172,614
BMC Software, Inc.(a)	3,824,700	60,468,507
Compuware Corp.(a)	6,937,800	35,729,670

		454,814,391

		1,279,672,527
ENERGY: 5.3%
ChevronTexaco Corp.	3,742,616	200,753,922
Unocal Corp.	4,128,600	177,529,800
ConocoPhillips	1,683,100	139,444,835
Baker Hughes, Inc.	2,984,100	130,464,852
Amerada Hess Corp.	1,301,900	115,869,100

Dodge & Cox Balanced Fund / 4

Portfolio of Investments September 30, 2004

COMMON STOCKS (continued)

	SHARES	MARKET VALUE
Occidental Petroleum Corp.	2,009,500	$112,391,335
Shell Transport & Trading Co. PLC ADR(b) (United Kingdom)	2,265,000	100,815,150

		977,268,994
MATERIALS: 5.2%
CHEMICALS: 3.9%
Dow Chemical Co.	5,528,159	249,762,224
Akzo Nobel N.V. ADR(b) (Netherlands)	5,557,451	197,289,510
Rohm and Haas Co.	2,102,600	90,348,722
Syngenta A.G. ADR(b) (Switzerland)	3,434,000	65,555,060
NOVA Chemicals Corp.(b) (Canada)	1,676,920	64,896,804
Engelhard Corp.	1,654,300	46,899,405
Lubrizol Corp.	321,400	11,120,440
Bayer A.G. ADR(b) (Germany)	39,500	1,083,485

		726,955,650
METALS AND MINING: 1.0%
Rio Tinto PLC ADR(b) (United Kingdom)	1,455,400	158,129,210
Alcoa, Inc.	1,115,550	37,471,325

		195,600,535
PAPER AND FOREST PRODUCTS: 0.3%
International Paper Co.	1,267,800	51,231,798

		973,787,983
INDUSTRIALS: 4.0%
TRANSPORTATION: 2.1%
Union Pacific Corp.	4,153,400	243,389,240
Fedex Corp.	1,730,150	148,256,553

		391,645,793
CAPITAL GOODS: 1.1%
Masco Corp.	2,458,700	84,898,911
Fluor Corp.	1,840,300	81,930,156
Volvo A.B. ADR(b) (Sweden)	1,029,500	36,269,285

		203,098,352
COMMERCIAL SERVICES & SUPPLIES: 0.7%
Pitney Bowes, Inc.	1,503,150	66,288,915
R.R. Donnelley & Sons Co.	2,036,500	63,783,180

		130,072,095
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.1%
American Power Conversion Corp.	1,442,600	25,086,814

		749,903,054
TELECOMMUNICATION SERVICES: 3.1%
AT&T Wireless Services, Inc.(a)	21,213,500	313,535,530
AT&T Corp.	14,718,280	210,765,769
Vodafone Group PLC ADR(b) (United Kingdom)	2,400,000	57,864,000

		582,165,299
UTILITIES: 2.0%
Duke Energy Corp.	8,452,500	193,477,725
American Electric Power Co., Inc.	2,518,880	80,503,405

	SHARES	MARKET VALUE
FirstEnergy Corp.	1,300,000	$53,404,000
Scottish Power PLC ADR(b) (United Kingdom)	1,357,300	41,859,132

		369,244,262
CONSUMER STAPLES: 1.1%
FOOD, BEVERAGE AND TOBACCO: 1.1%
Unilever N.V.(b) (Netherlands)	3,630,000	209,814,000

Total Common Stocks (Cost $8,503,294,283)		10,683,527,401

PREFERRED STOCKS: 1.4%
CONSUMER DISCRETIONARY: 1.4%
MEDIA: 1.4%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR(b) (Australia)	8,607,900	269,685,507

Total Preferred Stocks (Cost $206,047,491)		269,685,507

FIXED-INCOME SECURITIES: 26.3%

	PAR VALUE	MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 0.9%
GOVERNMENT AGENCY: 0.9%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds, 9.75%, 11/15/14	$4,935,000	$5,995,877
Small Business Administration (504) Series 00-20D, 7.47%, 4/1/20	24,212,721	27,104,587
Series 00-20E, 8.03%, 5/1/20	9,069,912	10,321,790
Series 00-20G, 7.39%, 7/1/20	15,099,138	16,890,624
Series 00-20I, 7.21%, 9/1/20	8,382,087	9,335,388
Series 01-20G, 6.625%, 7/1/21	13,411,063	14,660,244
Series 03-20J, 4.92%, 10/1/23	25,578,744	25,964,505
Series 96-20L, 6.70%, 12/1/16	4,187,586	4,503,654
Series 97-20F, 7.20%, 6/1/17	6,964,772	7,598,330
Series 97-20I, 6.90%, 9/1/17	8,539,498	9,274,799
Series 98-20D, 6.15%, 4/1/18	10,624,810	11,341,904
Series 98-20I, 6.00%, 9/1/18	5,134,945	5,465,987
Series 99-20F, 6.80%, 6/1/19	8,124,323	8,886,447

		157,344,136
U.S. TREASURY: 0.0%(g)
U.S. Treasury Notes, 3.50%, 11/15/06	8,500,000	8,649,082

		165,993,218
MORTGAGE-RELATED SECURITIES: 15.2%
FEDERAL AGENCY CMO AND REMIC(c): 1.8%
Fannie Mae
Trust (GN) 1994-13J, 7.00%, 6/17/22	4,498,562	4,639,179
SMBS I-1, 6.50%, 4/1/09	128,193	131,936

5 / Dodge & Cox Balanced Fund

Portfolio of Investments September 30, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
Fannie Mae (continued)
SMBS L-1, 5.00%, 1/1/06	$291,823	$293,876
Trust 1992-4H, 7.50%, 2/25/07	1,660,375	1,712,939
Trust 2001-69 OD, 5.50%, 11/25/13	9,048,790	9,122,292
Trust 2001-T7 A1, 7.50%, 2/25/41	11,834,032	12,784,902
Trust 2001-T8 A1, 7.50%, 7/25/41	13,230,595	14,308,573
Trust 2001-W3 A, 7.00%, 9/25/41	5,398,211	5,746,599
Trust 2002-33 A1, 7.00%, 6/25/32	12,022,414	12,848,955
Trust 2002-W6 2A1, 7.00%, 6/25/42	12,295,704	13,084,554
Trust 2002-W8 A2, 7.00%, 6/25/42	12,936,172	13,857,874
Trust 2003-W2 1A1, 6.50%, 7/25/42	26,363,801	27,863,242
Trust 2003-W2 1A2, 7.00%, 7/25/42	11,484,385	12,302,648
Trust 2004-W2 5A, 7.50%, 3/25/44	61,339,406	66,649,129
Trust 2003-W4 4A, 7.50%, 10/25/42	16,228,664	17,590,590
Freddie Mac
Series (GN) 16 PK, 7.00%, 8/25/23	27,909,659	29,449,675
Series 1078 GZ, 6.50%, 5/15/21	2,374,855	2,373,060
Series 1236 H, 7.25%, 4/15/07	2,024,868	2,024,323
Series 1512 I, 6.50%, 5/15/08	4,377,664	4,532,424
Series 1539 PL, 6.50%, 5/15/08	3,414,928	3,505,166
Series 1646 H, 6.25%, 9/15/22	1,329,344	1,330,444
Series 1655 HB, 6.50%, 10/15/08	7,457,982	7,574,545
Series 2100 GS, 6.50%, 12/15/13	19,149,444	20,157,164
Series 2366 MG, 6.00%, 12/15/14	2,203,240	2,208,937
Series 2381 OD, 5.50%, 12/15/13	2,026,288	2,028,058
Series 2386 LG, 5.50%, 2/15/14	1,344,626	1,351,084
Series 2430 UC, 6.00%, 9/15/16	34,737,229	35,936,213
Dept. of Veterans Affairs
Trust 1995 1A-1, 7.221%, 2/15/25	2,158,226	2,341,762
Trust 1995 2C-3A, 8.793%, 6/15/25	1,356,195	1,496,983

		329,247,126
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 13.4%
Fannie Mae Multifamily DUS
Pool 323350, 5.607%, 11/1/08	3,536,989	3,752,927
Pool 323492, 6.041%, 1/1/09	8,636,446	9,300,835
Pool 380735, 5.965%, 10/1/08	20,969,300	22,488,387
Pool 381130, 5.57%, 1/1/06	5,969,674	6,079,897
Pool 545387, 5.863%, 1/1/12	11,172,698	12,086,723
Pool 545685, 6.017%, 4/1/12	31,021,037	33,546,274
Fannie Mae
Pool 169231, 7.50%, 8/1/10	193,756	204,941
Pool 107047, 8.00%, 1/1/09	323,506	340,777
Pool 124668, 7.50%, 7/1/19	350,904	365,754
Pool 303787 15 Year, 6.50%, 3/1/11	2,012,215	2,132,683
Pool 313524 15 Year, 6.50%, 6/1/11	7,943,964	8,419,554
Pool 313958 15 Year, 6.50%, 1/1/13	4,870,979	5,165,248
Pool 323531 15 Year, 6.50%, 1/1/13	4,469,390	4,737,737
Pool 323623 15 Year, 6.00%, 3/1/14	9,512,109	9,999,170
Pool 362446 15 Year, 7.00%, 12/1/07	1,453,834	1,515,339
Pool 44047, 7.00%, 12/1/07	939,386	973,872
Pool 50973 15 Year, 6.00%, 1/1/09	1,378,494	1,447,822
Pool 535493 15 Year, 7.50%, 9/1/15	6,662,116	7,092,191
Pool 535672 15 Year, 6.00%, 1/1/16	6,306,135	6,622,895
Pool 535691 15 Year, 7.50%, 1/1/16	4,923,620	5,241,466

	PAR VALUE	MARKET VALUE
Fannie Mae (continued)
Pool 535849 15 Year, 7.00%, 7/1/11	$1,532,584	$1,597,421
Pool 535863 15 Year, 6.00%, 3/1/16	7,567,795	7,947,929
Pool 545033 15 Year, 7.50%, 12/1/15	12,061,716	12,840,364
Pool 545058 15 Year, 6.50%, 8/1/11	4,900,083	5,193,441
Pool 545302 15 Year, 5.50%, 11/1/16	26,233,225	27,182,564
Pool 545343 15 Year, 7.50%, 12/1/16	7,271,328	7,740,731
Pool 545348 15 Year, 5.50%, 12/1/16	11,371,940	11,783,473
Pool 545469 15 Year, 6.50%, 8/1/15	3,604,861	3,821,334
Pool 545705 15 Year, 6.50%, 6/1/17	33,668,087	35,666,585
Pool 545833 15 Year, 6.00%, 7/1/17	32,658,410	34,267,945
Pool 545961 15 Year, 5.50%, 2/1/14	15,565,933	16,172,598
Pool 545977 15 Year, 5.50%, 8/1/15	16,164,323	16,794,310
Pool 555066 15 Year, 5.50%, 9/1/14	20,367,827	21,161,640
Pool 555243 15 Year, 6.00%, 3/1/17	8,874,448	9,328,858
Pool 555364 15 Year, 6.00%, 3/1/18	14,560,575	15,277,628
Pool 555382 15 Year, 5.50%, 8/1/15	10,948,403	11,375,105
Pool 555439 15 Year, 6.00%, 3/1/18	13,402,169	14,062,174
Pool 555603 15 Year, 6.00%, 5/1/18	34,438,878	36,134,862
Pool 555803 20 Year, 6.50%, 1/1/22	19,690,052	20,785,685
Pool 555881 15 Year, 6.00%, 3/1/14	24,636,958	25,894,301
Pool 555931 15 Year, 6.00%, 5/1/18	15,311,978	16,066,612
Pool 555961 15 Year, 6.00%, 3/1/18	12,608,914	13,230,330
Pool 589416 15 Year, 6.00%, 7/1/16	7,637,213	8,013,605
Pool 70255, 7.50%, 9/1/07	580,980	603,902
Pool 725058 15 Year, 5.50%, 4/1/18	34,130,911	35,366,056
Pool 725073 15 Year, 5.50%, 6/1/18	37,460,907	38,816,558
Pool 725074 15 Year, 6.50%, 11/1/18	31,234,774	33,088,833
Pool 725135 15 Year, 6.00%, 5/1/18	20,177,976	21,172,426
Pool 725160 15 Year, 6.50%, 4/1/18	41,275,659	43,725,734
Pool 725172 15 Year, 6.00%, 12/1/17	29,219,146	30,709,492
Pool 725194 15 Year, 6.00%, 12/1/18	4,377,795	4,593,550
Pool 725224 15 Year, 6.50%, 3/1/16	13,810,934	14,637,767
Pool 725225 15 Year, 6.00%, 6/1/17	92,469,456	97,188,618
Pool 725226 15 Year, 6.50%, 7/1/18	98,154,333	103,980,659
Pool 725240 15 Year, 6.00%, 3/1/18	16,723,718	17,547,929
Pool 725255 15 Year, 6.00%, 3/1/16	55,008,578	57,814,334
Pool 725273 15 Year, 6.00%, 12/1/15	76,427,334	80,325,571
Pool 725336 15 Year, 6.00%, 4/1/16	11,994,915	12,609,106
Pool 725343 15 Year, 6.50%, 12/1/14	29,375,732	31,150,398
Pool 725344 15 Year, 6.50%, 12/1/14	39,655,757	42,051,467
Pool 725354 15 Year, 6.50%, 10/1/18	27,713,132	29,377,318
Pool 725432 15 Year, 7.00%, 11/1/18	51,769,903	54,944,671
Pool 725513 15 Year, 6.00%, 12/1/18	88,869,834	93,420,352
Pool 725514 15 Year, 6.00%, 5/1/16	72,938,464	76,673,228
Pool 725518 15 Year, 7.50%, 8/1/17	111,012,223	118,188,056
Pool 725574 15 Year, 6.50%, 7/1/15	22,815,625	24,193,842
Pool 725679 15 Year, 6.00%, 6/1/17	27,937,647	29,356,805
Pool 725790 15 Year, 6.00%, 11/1/17	23,154,038	24,339,625
Pool 725860 15 Year, 5.50%, 7/1/16	82,040,584	84,620,760
Pool 725862 15 Year, 6.00%, 8/1/17	18,705,843	19,549,102
Pool 725868 15 Year, 6.50%, 9/1/16	46,438,312	49,023,068
Pool 744148 15 Year, 6.50%, 12/1/11	15,935,319	16,814,442
Pool 786844 15 Year, 6.50%, 9/1/16	22,550,347	23,905,917

Dodge & Cox Balanced Fund / 6

Portfolio of Investments September 30, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
Freddie Mac Gold
Group (GN) G80063, 7.75%, 7/25/21	$2,287,767	$2,485,819
Group (GN) G80126, 7.47%, 3/17/23	794,673	856,434
Group D64097, 8.50%, 1/1/23	719,381	768,228
Group E00210 15 Year, 7.00%, 5/1/08	2,232,605	2,337,282
Group E00573 15 Year, 6.00%, 10/1/13	7,562,106	7,945,447
Group E00659 15 Year, 6.00%, 4/1/14	26,712,150	28,066,252
Group E61328 15 Year, 7.00%, 8/1/09	2,522,694	2,660,179
Group E78398 15 Year, 6.50%, 7/1/14	8,069,397	8,547,593
Group G10288 15 Year, 6.00%, 9/1/09	3,229,508	3,341,145
Group G10569 15 Year, 7.00%, 12/1/08	3,249,992	3,410,401
Group G10721 15 Year, 6.00%, 9/1/12	5,308,493	5,574,663
Group G11122 15 Year, 6.50%, 5/1/16	12,201,098	12,920,222
Group G11152 15 Year, 7.00%, 4/1/15	1,749,504	1,848,173
Group G11265 15 Year, 6.00%, 9/1/15	6,069,579	6,377,237
Group G11281 15 Year, 6.00%, 5/1/16	7,629,926	8,015,606
Group G11323 15 Year, 6.50%, 8/1/17	13,438,790	14,225,451
Group G11334 15 Year, 6.50%, 11/1/17	15,482,616	16,395,149
Group G11346 15 Year, 6.50%, 3/1/17	20,533,960	21,735,949
Group G11409 15 Year, 6.00%, 5/1/17	39,117,473	41,023,629
Group G11421 15 Year, 6.50%, 12/1/17	21,350,718	22,600,517
Group G11431 15 Year, 6.00%, 2/1/18	30,716,022	32,212,783
Group G11459 15 Year, 6.50%, 8/1/17	5,828,609	6,169,796
Group G11465 15 Year, 6.50%, 9/1/18	10,550,991	11,168,610
Group G11466 15 Year, 6.50%, 3/1/13	10,427,855	11,044,965
Group G11498 15 Year, 6.50%, 3/1/18	20,613,362	21,819,998
Group G11515 15 Year, 6.50%, 3/1/16	23,399,695	24,784,466
Group G11572 15 Year, 6.00%, 10/1/14	27,742,783	29,132,860
Group G11589 15 Year, 6.00%, 10/1/18	23,964,896	25,165,678
Group G11593 15 Year, 6.00%, 6/1/16	99,511,513	104,555,985
Group G11608 15 Year, 5.50%, 1/1/17	36,606,310	37,811,756
Group G11610 15 Year, 6.00%, 10/1/16	70,809,703	74,095,981
Group G11612 15 Year, 6.00%, 4/1/14	29,722,221	31,309,388
Group P60086 15 Year, 6.50%, 11/1/14	37,716,829	39,610,214
Freddie Mac
Group 18-0468, 8.00%, 2/1/08	137,204	143,331
Group 25-3827, 7.50%, 2/1/08	5,871	6,053
Group 27-2784, 7.25%, 1/1/08	783	807
Group 30-9878, 8.75%, 5/1/10	100,385	108,282
Group 55-5062, 8.00%, 11/1/10	552,142	578,511
Group 55-5098, 8.25%, 2/1/17	72,315	77,286
Ginnie Mae
Pool 288558, 7.97%, 4/15/20	757,523	819,877
Pool 288564, 7.97%, 5/15/20	699,133	766,270
Pool 294442, 7.97%, 8/15/20	528,566	578,773
Pool 294443, 7.97%, 8/15/20	681,912	747,592
Pool 299080, 7.97%, 10/15/20	806,183	872,545
Pool 299084, 7.97%, 1/15/21	706,971	763,597
Pool 780729, 7.50%, 1/15/08	2,113,843	2,190,011
Pool 781321, 7.50%, 11/15/24	7,138,224	7,729,713
Pool 781322, 7.50%, 10/15/25	3,490,565	3,779,196

		2,502,823,273

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
PRIVATE LABEL CMO & REMIC SECURITIES(c): 0.0%(g)
Union Planters Mortgage Finance Corp., 7.70%, 12/25/24	$8,952,509	$9,559,774

		2,841,630,173
CORPORATE: 10.2%
INDUSTRIALS: 7.4%
AT&T Corp. 8.05%, 11/15/11	71,654,000	80,162,912
8.75%, 11/15/31	97,500,000	106,275,000
Amerada Hess Corp. 6.65%, 8/15/11	27,000,000	29,810,727
7.875%, 10/1/29	26,780,000	30,968,338
Cardinal Health, Inc., 4.00%, 6/15/15	6,475,000	5,616,266
Comcast Corp., 5.30%, 1/15/14	85,510,000	85,695,300
Dillard’s, Inc. 7.375%, 6/1/06	25,275,000	26,601,938
7.13%, 8/1/18	3,500,000	3,456,250
Dow Chemical Co. 4.027%, 9/30/09(d)	24,425,000	23,975,971
6.00%, 10/1/12	5,750,000	6,211,277
7.375%, 11/1/29	30,170,000	35,032,951
Electronic Data Systems Corp., 6.50%, 8/1/13	24,275,000	24,484,299
Ford Motor Credit Co. 6.50%, 1/25/07	28,975,000	30,689,770
7.25%, 10/25/11	97,920,000	105,962,855
GMAC 7.75%, 1/19/10	12,750,000	14,010,440
8.875%, 6/1/10, Putable 2005	35,630,000	41,234,207
6.875%, 9/15/11	61,625,000	64,646,042
HCA, Inc. 8.75%, 9/1/10	27,750,000	32,528,162
7.875%, 2/1/11	23,798,000	26,913,491
6.95%, 5/1/12	10,000,000	10,797,630
6.25%, 2/15/13	27,250,000	28,087,365
6.75%, 7/15/13	16,250,000	17,275,375
5.75%, 3/15/14	11,685,000	11,583,960
Hewlett-Packard Co., 5.50%, 7/1/07	21,185,000	22,394,897
International Paper Co., 5.25%, 4/1/16	24,500,000	24,044,521
Lockheed Martin Corp. 7.65%, 5/1/16	18,500,000	22,458,722
7.75%, 5/1/26	8,500,000	10,321,312
May Department Stores Co. 7.625%, 8/15/13	5,900,000	6,858,897
7.45%, 10/15/16	11,350,000	13,125,480
7.875%, 3/1/30	8,240,000	9,844,435
6.90%, 1/15/32	54,484,000	57,802,294
8.125%, 8/15/35, Callable 2015	16,000,000	18,231,984
7.875%, 8/15/36, Callable 2016	10,440,000	11,626,569
Raytheon Co., 6.75%, 8/15/07	35,000,000	38,280,235
Schering-Plough Corp., 5.30%, 12/1/13	7,800,000	8,072,103
Time Warner Entertainment, 8.375%, 7/15/33	44,250,000	54,166,469

7 / Dodge & Cox Balanced Fund

Portfolio of Investments September 30, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
Time Warner, Inc. (AOL TimeWarner)(h) 7.625%, 4/15/31	$71,000,000	$81,720,929
7.70%, 5/1/32	22,575,000	26,250,142
Wyeth 5.50%, 3/15/13	24,500,000	24,996,345
5.50%, 2/1/14	71,665,000	72,702,781
Wyeth (American Home Products)(h), 6.95%, 3/15/11	17,000,000	18,903,813
Xerox Corp., 7.20%, 4/1/16	10,000,000	10,225,000

		1,374,047,454
FINANCIALS: 2.4%
BankAmerica Capital II(e), 8.00%, 12/15/26, Callable 2006	14,550,000	16,190,643
Boston Properties, Inc. 6.25%, 1/15/13	28,634,000	30,893,853
5.625%, 4/15/15	26,000,000	26,521,040
CIGNA Corp. 7.00%, 1/15/11	14,705,000	16,458,924
6.375%, 10/15/11	17,820,000	19,485,119
7.65%, 3/1/23	9,745,000	11,314,042
7.875%, 5/15/27	12,157,000	14,648,687
8.30%, 1/15/33, Step Coupon	9,050,000	11,330,754
CIT Group, Inc. 7.375%, 4/2/07	6,000,000	6,580,086
5.75%, 9/25/07	12,500,000	13,296,800
Citicorp Capital Trust I(e), 7.933%, 2/15/27, Callable 2007	12,480,000	13,798,163
Citigroup, Inc. (First Nationwide)(h), 10.00%, 10/1/06	4,945,000	5,571,685
EOP Operating Limited Partnership(f) 7.00%, 7/15/11	22,640,000	25,434,070
6.75%, 2/15/12	19,933,000	22,088,395
5.875%, 1/15/13	26,715,000	28,138,162
4.75%, 3/15/14	15,000,000	14,477,205
Health Net, Inc., 9.875%, 4/15/11	24,580,000	30,293,990
JPMorgan Chase (Bank One)(h), 6.50%, 2/1/06	12,275,000	12,871,945
Capital III(e), 8.75%, 9/1/30	23,760,000	31,707,150
Safeco Corp., 7.25%, 9/1/12	12,479,000	14,405,408
St. Paul Travelers Companies, Inc., 8.125%, 4/15/10	17,500,000	20,782,930
UnumProvident Corp. 7.625%, 3/1/11	21,150,000	22,577,625
7.19%, 2/1/28	6,000,000	5,417,466
6.75%, 12/15/28	21,495,000	19,667,925
7.375%, 6/15/32	4,795,000	4,639,162
UnumProvident Corp. (Provident Companies, Inc.)(h), 7.25%, 3/15/28	7,520,000	7,219,200

		445,810,429
TRANSPORTATION: 0.4%
CSX Transportation, Inc., 9.75%, 6/15/20	5,351,000	7,310,986
Consolidated Rail Corp. Pass-Through Certificate, 6.76%, 5/25/15	4,931,644	5,465,396
Federal Express Pass-Through Certificate, 6.72%, 1/15/22	5,993,746	6,726,841

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
Union Pacific Corp. Pass-Through Certificate, 6.33%, 1/2/20	$41,184,644	$44,629,739
Norfolk Southern Corp., 9.75%, 6/15/20	7,389,000	10,141,676

		74,274,638

		1,894,132,521

Total Fixed-Income Securities (Cost $4,772,394,635)		4,901,755,912

SHORT-TERM INVESTMENTS: 14.4%
SSgA Prime Money Market Fund	92,239,478	92,239,478
State Street Repurchase Agreement, 1.54%, 10/1/04 (collateralized by U.S. Treasury Securities, value $632,347,649)	619,869,000	619,869,000
U.S. Treasury Bills, 10/14/04	350,000,000	349,853,389
11/18/04	400,000,000	399,199,999
12/2/04	175,000,000	174,520,791
12/16/04	300,000,000	298,991,417
1/20/05	300,000,000	298,381,250
3/17/05	450,000,000	446,127,686

Total Short-Term Investments (Cost $2,679,183,010)		2,679,183,010

TOTAL INVESTMENTS (Cost $16,160,919,419)	99.5%	18,534,151,830
OTHER ASSETS LESS LIABILITIES	0.5	80,712,188

TOTAL NET ASSETS	100.0%	$18,614,864,018

(a)	Non-income producing
(b)	Foreign securities denominated in U.S. Dollars
(c)	CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage Investment Conduit
(d)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2004, these securities represented 0.1% of total net assets.
(e)	Cumulative Preferred Securities
(f)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.
(g)	Rounds to 0.0%
(h)	When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

At September 30, 2004, the cost of investments for federal income tax purposes was $16,160,919,419. Net unrealized appreciation aggregated $2,373,232,411, of which $2,639,324,385 represented appreciated securities and $266,091,974 represented depreciated securities.

The financial information in the Portfolio of Investments has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

Dodge & Cox Balanced Fund / 8

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9 / Dodge & Cox Balanced Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Balanced Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Income Fund

Established 1989

Third Quarter Report

September 30, 2004

2004

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2004, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund.

For More Information

A complete list of the Fund’s quarter-end holdings and other information found in this report are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

09/04 IF QR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund generated a total return of 2.7% for the quarter ending September 30, 2004, underperforming the Lehman Brothers Aggregate Bond Index’s (LBAG) 3.2% return by 0.5%. For the nine months ended September 30, 2004, the Fund’s return of 2.4% lagged the LBAG (3.4% return) by 1.0%. The Fund ended the quarter with total net assets of $7.2 billion and a cash position of 5%.

Market Commentary

A somewhat softer economic environment characterized the third quarter, most notably in disappointing job creation figures that were only 50% of the second quarter’s levels. Higher oil prices and lower reported inflation also played a role as intermediate and long-term bond prices rose and yields fell. Conversely, short-term (one-year and under) bond yields rose, influenced by two Federal Funds rate increases (by 0.25% each time, to 1.75%) and expectations for future Federal Funds rate increases. Despite the perception of “softness,” the consensus forecast for third quarter (annualized) economic growth is 4%, which would comfortably top the second quarter’s 3.3%.

Led by longer-maturity issues, the Lehman Treasury Index returned 3.3% for the quarter. Corporate bonds outperformed comparable-duration1 U.S. Treasuries, led by lower-rated (BBB) issuers, as the Lehman Credit Index returned 4.2% for the period. Meanwhile, the Lehman Mortgage-Backed Securities (MBS) Index returned 2.6% during the period, outpacing the return of short and intermediate-duration U.S. Treasuries.

Third Quarter Performance Review

The Fund’s shorter effective duration (3.4 years versus 4.8 years for the LBAG at the beginning of the quarter) implies less price sensitivity to interest rate changes. Given this quarter’s yield declines (and price increases) among intermediate and long-maturity bonds, this duration positioning was the primary source of the Fund’s underperformance of the LBAG. On the positive side, the Fund’s Corporate sector holdings (specifically: AT&T, Xerox, HealthNet, Wyeth and Amerada Hess) outperformed the Lehman Credit Index. The Fund’s higher relative weightings in the Corporate and Mortgage sectors also contributed to relative returns as they outperformed comparable Treasuries during the period.

A Word on Downgrades

With the recent downgrading of several of the Fund’s Corporate holdings, the Fund ended the quarter with 10.7% of the portfolio in securities rated below investment grade by S&P and/or Moody’s. Despite the rating agency actions, three of the recently downgraded securities (specifically: AT&T, Electronic Data Systems, and HealthNet) were among the portfolio’s best performers this quarter. This was due to two factors: the potential for these downgrades was somewhat anticipated by the market, muting the subsequent reaction, and, more importantly, “coupon step-ups” (i.e., an obligatory increase in coupon in the event of a specific rating-agency downgrade) were activated on the Fund’s holdings of these issuers. This “bondholder protection,” written into the terms of the security, more than compensated for any negative market reaction to the downgrades.

Despite the favorable performance of recently downgraded bonds, the Fund has a higher weighting in below investment grade securities, which rating agencies define as having speculative characteristics and a higher probability of default than investment-grade securities. As a result, this presents us with an opportune time to discuss with you our corporate bond research, selection and monitoring process.

Specific issue selection—the portfolio management decision to which we devote the greatest percentage of our time—has three main components for a Corporate security: the issuer’s creditworthiness, the structure of the individual security (terms and conditions) and the valuation (typically expressed as the yield premium to a comparable U.S. Treasury). We evaluate each issuer’s creditworthiness independently of the rating agencies. Ratings reflect the agencies’ views on the relative creditworthiness of an issuer within its industry and are not investment recommendations. In doing our independent evaluation, our 19 industry analysts, working closely with our fixed-income team, do on-going fundamental research, focusing on the salient factors that impact a company’s or industry’s credit risk.

This research can include meeting with company management, visiting company facilities, analyzing company filings and reviewing third-party research. Analysts will often speak with a company’s competitors, customers and suppliers to gain a greater understanding of industry dynamics. We review a company’s legal structure, liquidity position, and debt funding profile, and we seek to understand the company’s goals for future growth, the financing of that growth, and the level of required capital expenditure to remain competitive.

From this work, our analysts build cash flow, balance sheet and income statement models as appropriate. Three-year projections are made under optimistic, pessimistic, and base-case assumptions in order to gauge the durability of the company’s debt-servicing capability. As fixed-income investors, we pay particular attention to the pessimistic case, reviewing the company’s fallback options (such as access to capital, and marketable assets) in the event of a downturn in its business. We also strive to understand a company’s vulnerability to downgrades of its credit ratings, both operationally and financially, and the existence of—or potential for—contingent liabilities.

In summary, we believe that the best way to evaluate the creditworthiness and relative value of the Fund’s Corporate holdings is by conducting independent fundamental research.

1 / Dodge & Cox Income Fund

Looking Forward

We continue to position the Fund with a shorter-than-LBAG duration position. At quarter end, 74% of the total Fund is invested in securities with durations of five years or less. We believe this interest-rate-defensive position is warranted in light of the low level of nominal and real interest rates. For example, the 10-year U.S. Treasury yield was 4.1% at quarter end and the real (inflation-adjusted) rate, as measured by the 10-year inflation-protected Treasury, was 1.8%, implying a market expectation for future inflation of 2.3%. Given our belief that inflationary pressures are building and our expectations for a continued economic recovery, we are concerned that both nominal and real interest rates will rise in the future, leading to price declines for fixed-income securities. As such, in an effort to preserve capital, we continue to target the Fund’s duration at 75% of the LBAG’s duration and to focus our security selection efforts, particularly within the MBS sector, on issues that may perform relatively well in a rising interest rate environment.

Dodge & Cox seeks investment opportunities through the prism of a three-to-five year investment horizon. We accept short-term relative performance shortfalls, like that experienced this quarter, and concentrate deliberately on the long-term. Reflecting this long-term investment approach, we believe it prudent to maintain the Fund’s defensive posture and to wait patiently for investment results.

Notwithstanding the defensive duration positioning, we remain focused on investing in well researched Corporate and Mortgage holdings to build the Fund’s yield and long-term total return potential. This strategy allows us to build yield while maintaining the Fund’s well diversified, high average quality (AA)2 portfolio.

In Closing

Thank you for the continued confidence you have placed in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman

A. Horton Shapiro, Executive Vice President

October 29, 2004

Ten Years of Investment Performance

through September 30, 2004 (in thousands)

Average annual total return for periods ended September 30, 2004

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	3.55%	8.00%	8.05%
Lehman Brothers Aggregate Bond Index (LBAG)	3.68	7.48	7.66

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index (LBAG) is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[2]	The Fund may invest in securities rated below AA. As of September 30, 2004, 32.7% of the Fund was rated below AA.

Dodge & Cox Income Fund / 2

Fund Information September 30, 2004

General Information

Net Asset Value Per Share	$12.80
Total Net Assets (millions)	$7,242
30-Day SEC Yield[1]	3.64%
2003 Expense Ratio	0.45%
2003 Portfolio Turnover	41%
Fund Inception Date	1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose ten members’ average tenure at Dodge & Cox is 17 years, and by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 24 years.

Asset Allocation

Fixed-Income Characteristics	Fund	LBAG
Number of Fixed-Income Securities	273	5,686
Average Quality	AA	AA+
Average Maturity (years)	5.5	7.2
Effective Duration (years)	3.4	4.5

Credit Quality Diversification[2]	Fund	LBAG
U.S. Government & Government Agencies	62.2%	71.1%
Aaa/AAA	0.4	7.2
Aa/AA	0.1	2.3
A/A	3.6	9.4
Baa/BBB	18.4	10.0
Ba/BB	8.0	0.0
B/B and below	2.7	0.0
Cash Equivalents	4.6	0.0

Sector Diversification	Fund	LBAG
U.S. Treasury & Government Agency	24.3%	35.6%
Mortgage-Related Securities	37.9	35.5
Asset-Backed	0.3	4.4
Corporate	32.9	20.4
Non-Corporate Yankee	0.0	4.1
Cash Equivalents	4.6	0.0

Maturity Diversification	Fund	LBAG
0-1 Years to Maturity	16.9%	0.0%
1-5	50.6	42.6
5-10	20.9	44.3
10-15	1.7	3.7
15-20	0.7	2.9
20-25	2.3	3.2
25 and Over	6.9	3.3

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Income Fund

Portfolio of Investments September 30, 2004

FIXED-INCOME SECURITIES: 95.4%

	PAR VALUE	MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 24.3%
U.S. TREASURY: 22.2%
U.S. Treasury Notes 6.75%, 5/15/05	$325,000,000	$334,318,400
2.00%, 8/31/05	300,000,000	299,543,100
4.625%, 5/15/06	450,000,000	465,556,500
6.625%, 5/15/07	465,000,000	509,883,195

		1,609,301,195
GOVERNMENT AGENCY: 2.1%
Small Business Administration (504) Series 01-20G, 6.625%, 7/1/21	15,800,027	17,271,730
Series 02-20 L, 5.10%, 12/1/22	9,230,566	9,480,283
Series 91-20K, 8.25%, 11/1/11	1,115,403	1,197,651
Series 92-20B, 8.10%, 2/1/12	812,505	875,366
Series 92-20C, 8.20%, 3/1/12	1,561,490	1,687,091
Series 92-20D, 8.20%, 4/1/12	1,196,744	1,285,018
Series 92-20G, 7.60%, 7/1/12	2,295,432	2,459,305
Series 92-20H, 7.40%, 8/1/12	1,287,286	1,377,323
Series 92-20I, 7.05%, 9/1/12	1,719,907	1,833,091
Series 92-20J, 7.00%, 10/1/12	3,189,143	3,384,157
Series 92-20K, 7.55%, 11/1/12	3,225,214	3,450,756
Series 92-20L, 7.45%, 12/1/12	1,569,991	1,679,946
Series 93-20B, 7.00%, 2/1/13	1,903,459	2,028,711
Series 93-20C, 6.50%, 3/1/13	5,217,181	5,521,501
Series 93-20D, 6.75%, 4/1/13	2,625,948	2,781,932
Series 93-20E, 6.55%, 5/1/13	7,243,412	7,658,514
Series 93-20F, 6.65%, 6/1/13	2,818,399	2,987,113
Series 93-20L, 6.30%, 12/1/13	4,483,365	4,731,999
Series 94-20A, 6.50%, 1/1/14	4,360,762	4,621,720
Series 94-20D, 7.70%, 4/1/14	1,959,168	2,110,042
Series 94-20E, 7.75%, 5/1/14	4,878,376	5,265,657
Series 94-20F, 7.60%, 6/1/14	3,315,306	3,576,630
Series 94-20G, 8.00%, 7/1/14	1,891,705	2,055,341
Series 94-20H, 7.95%, 8/1/14	1,958,132	2,129,513
Series 94-20I, 7.85%, 9/1/14	3,238,496	3,522,300
Series 94-20K, 8.65%, 11/1/14	2,017,079	2,208,535
Series 94-20L, 8.40%, 12/1/14	2,381,901	2,604,907
Series 95-20A, 8.50%, 1/1/15	950,611	1,042,828
Series 95-20C, 8.10%, 3/1/15	1,663,389	1,820,481
Series 97-20E, 7.30%, 5/1/17	3,092,627	3,378,035
Series 97-20J, 6.55%, 10/1/17	3,760,214	4,046,994
Series 98-20C, 6.35%, 3/1/18	13,006,912	13,964,984
Series 98-20H, 6.15%, 8/1/18	4,722,709	5,048,749
Series 98-20L, 5.80%, 12/1/18	2,881,001	3,049,580
Series 99-20C, 6.30%, 3/1/19	3,160,127	3,401,529
Series 99-20G, 7.00%, 7/1/19	8,257,267	9,091,611
Series 99-20I, 7.30%, 9/1/19	2,886,307	3,211,379

		147,842,302

		1,757,143,497

	PAR VALUE	MARKET VALUE
MORTGAGE-RELATED SECURITIES: 37.9%
FEDERAL AGENCY CMO AND REMIC(a): 7.6%
Fannie Mae
Trust 1994-28 H, 6.25%, 3/25/23	$4,201,042	$4,269,911
Trust 1994-72 J, 6.00%, 6/25/23	9,000,000	9,401,195
Trust 2001-44 QB, 6.00%, 7/25/14	1,768,974	1,768,496
Trust 2001-79 BA, 7.00%, 3/25/45	6,055,078	6,490,255
Trust 2001-T10 A1, 7.00%, 12/25/41	19,084,523	20,329,631
Trust 2001-T4 A1, 7.50%, 7/25/41	10,758,859	11,625,056
Trust 2002-16 XQ, 5.50%, 8/25/14	7,387,573	7,413,121
Trust 2002-2 MB, 6.00%, 9/25/14	4,137,708	4,147,663
Trust 2002-33 A1, 7.00%, 6/25/32	13,230,535	14,140,134
Trust 2002-47 QC, 5.50%, 11/25/14	26,926,091	27,223,188
Trust 2002-90 A1, 6.50%, 6/25/42	25,575,168	27,029,755
Trust 2002-W6 2A1, 7.00%, 6/25/42	21,702,902	23,095,284
Trust 2002-W8 A2, 7.00%, 6/25/42	10,402,765	11,143,962
Trust 2003-07 A1, 6.50%, 12/25/42	30,809,626	32,561,924
Trust 2003-07 A1W4 3A, 7.00%, 10/25/42	21,775,636	23,327,150
Trust 2003-W1 1A1, 6.50%, 12/25/42	44,907,570	47,461,688
Trust 2003-W1 2A, 7.50%, 12/25/42	20,582,615	22,258,009
Trust 2004-W2 5A, 7.50%, 3/25/44	96,986,772	105,382,238
Freddie Mac
Series (GN) 37 I, 6.00%, 6/17/22	10,000,000	10,263,765
Series 1565 G, 6.00%, 8/15/08	5,883,844	6,085,855
Series 1601 PJ, 6.00%, 10/15/08	20,100,000	20,937,394
Series 2366 MG, 6.00%, 12/15/14	2,203,240	2,208,937
Series 2374 QG, 6.00%, 2/15/30	17,718,331	18,027,604
Series 2394 MB, 6.00%, 1/15/15	13,410,801	13,477,461
Series T-48 1A, 7.122%, 7/25/33	19,831,061	21,244,024
Ginnie Mae Series, 1999-29 PB, 7.25%, 7/16/28	11,815,012	12,387,323
Dept. of Veterans Affairs
Trust 1995 2D 4A, 9.293%, 5/15/25	919,030	1,016,338
Trust 1997-2 Z, 7.50%, 6/15/27	39,488,267	43,273,734
Trust 1998-1 1A, 8.127%, 10/15/27	2,516,915	2,749,830

		550,740,925
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 30.3%
Fannie Mae Multifamily DUS
Pool 160329, 7.15%, 10/1/15	6,070,078	6,933,525
Pool 323822, 6.503%, 7/1/09	8,473,509	9,284,701
Pool 545059, 6.228%, 5/1/11	40,945,235	45,102,841
Pool 545209, 6.13%, 10/1/11	48,047,689	52,767,269
Pool 545685, 6.017%, 4/1/12	29,550,261	31,955,770
Pool 555191, 4.828%, 2/1/13	25,508,215	26,130,975
Fannie Mae
Pool 151777, 8.00%, 1/1/12	331,977	358,025
Pool 254307 15 Year, 6.00%, 5/1/17	7,785,914	8,169,341
Pool 260892, 8.00%, 8/1/22	216,431	228,881
Pool 303592 15 Year, 5.50%, 6/1/09	3,235,758	3,364,369
Pool 313839 15 Year, 6.50%, 11/1/12	4,019,574	4,222,559
Pool 323099 15 Year, 6.00%, 4/1/13	5,427,023	5,704,910
Pool 323623 15 Year, 6.00%, 3/1/14	6,680,085	7,022,134
Pool 323787 15 Year, 6.00%, 6/1/14	5,175,953	5,435,944
Pool 340181 15 Year, 7.00%, 12/1/10	2,441,131	2,591,913
Pool 353892 15 Year, 8.00%, 8/1/10	261,610	274,467

Dodge & Cox Income Fund / 4

Portfolio of Investments September 30, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH (continued)
Fannie Mae (continued)
Pool 362447 15 Year, 7.00%, 7/1/08	$1,218,463	$1,279,304
Pool 535170 15 Year, 5.50%, 9/1/14	48,242,917	50,123,130
Pool 535829 15 Year, 7.50%, 11/1/14	2,067,851	2,196,539
Pool 535867 15 Year, 7.00%, 12/1/11	1,601,500	1,700,311
Pool 545774 15 Year, 6.50%, 7/1/17	34,853,987	36,921,696
Pool 545833 15 Year, 6.00%, 7/1/17	54,251,236	56,924,950
Pool 545900 15 Year, 5.50%, 7/1/17	18,690,653	19,367,039
Pool 545977 15 Year, 5.50%, 8/1/15	16,707,530	17,358,687
Pool 555066 15 Year, 5.50%, 9/1/14	22,188,745	23,053,527
Pool 555143 15 Year, 6.00%, 11/1/17	32,026,579	33,604,975
Pool 555155 15 Year, 6.00%, 1/1/18	9,235,048	9,690,188
Pool 555341 15 Year, 6.00%, 2/1/18	36,075,263	37,851,832
Pool 555382 15 Year, 5.50%, 8/1/15	8,890,103	9,236,585
Pool 555439 15 Year, 6.00%, 3/1/18	21,838,759	22,914,234
Pool 555881 15 Year, 6.00%, 3/1/14	53,767,162	56,511,160
Pool 555932 15 Year, 6.00%, 4/1/18	30,529,854	32,041,856
Pool 589416 15 Year, 6.00%, 7/1/16	11,342,000	11,900,978
Pool 70255, 7.50%, 9/1/07	643,924	669,330
Pool 725049 15 Year, 5.50%, 2/1/18	35,507,380	36,792,336
Pool 725074 15 Year, 6.50%, 11/1/18	31,239,813	33,094,172
Pool 725197 15 Year, 6.50%, 1/1/18	48,365,417	51,236,331
Pool 725240 15 Year, 6.00%, 3/1/18	36,972,677	38,794,835
Pool 725255 15 Year, 6.00%, 3/1/16	54,098,651	56,857,995
Pool 725272 15 Year, 6.00%, 1/1/19	56,230,331	59,001,582
Pool 725273 15 Year, 6.00%, 12/1/15	34,490,468	36,249,682
Pool 725417 15 Year, 6.50%, 4/1/18	119,646,790	126,748,883
Pool 725511 15 Year, 6.50%, 6/1/18	82,286,461	87,170,889
Pool 725512 15 Year, 6.50%, 3/1/17	34,620,344	36,675,367
Pool 725513 15 Year, 6.00%, 12/1/18	24,885,813	26,160,074
Pool 725518 15 Year, 7.50%, 8/1/17	48,460,376	51,592,856
Pool 725582 20 Year, 6.50%, 5/1/22	15,504,039	16,284,254
Pool 725678 15 Year, 6.00%, 2/1/19	57,886,278	60,739,141
Pool 725680 15 Year, 6.50%, 7/1/17	55,696,847	59,002,946
Pool 725767 15 Year, 6.00%, 7/1/19	47,057,640	49,376,825
Pool 725810 15 Year, 6.00%, 8/1/19	37,260,731	39,097,086
Freddie Mac Gold
Group (GN) G80061, 7.90%, 2/17/21	4,845,769	5,280,266
Group C90457 20 Year, 6.50%, 7/1/21	6,252,058	6,585,820
Group C90544 20 Year, 6.50%, 4/1/22	4,536,463	4,778,657
Group E00543 15 Year, 6.00%, 4/1/13	2,544,467	2,673,452
Group E00549 15 Year, 6.00%, 5/1/13	1,646,806	1,730,286
Group E00592 15 Year, 6.00%, 12/1/13	16,336,945	17,165,103
Group E00593 15 Year, 5.50%, 11/1/13	35,671,701	37,022,751
Group E00659 15 Year, 6.00%, 4/1/14	9,008,451	9,465,111
Group E01007 15 Year, 6.00%, 8/1/16	23,281,061	24,415,524
Group E01127 15 Year, 6.50%, 2/1/17	5,944,344	6,292,306
Group E01138 15 Year, 6.50%, 3/1/17	6,499,909	6,880,033
Group E78398 15 Year, 6.50%, 7/1/14	13,497,405	14,297,269
Group E81526 15 Year, 6.50%, 11/1/14	1,938,267	2,053,129
Group E85740 15 Year, 5.50%, 10/1/16	9,170,525	9,496,039
Group G10139 15 Year, 7.00%, 11/1/08	468,188	486,451
Group G10446 15 Year, 6.50%, 2/1/11	1,570,950	1,663,991

	PAR VALUE	MARKET VALUE
Freddie Mac Gold (continued)
Group G10532 15 Year, 6.00%, 6/1/11	$10,679,026	$11,214,476
Group G10692 15 Year, 6.50%, 6/1/12	3,069,913	3,252,424
Group G11029 15 Year, 6.50%, 4/1/12	3,503,862	3,711,380
Group G11068 15 Year, 7.00%, 12/1/11	2,710,160	2,876,337
Group G11090 15 Year, 6.00%, 2/1/15	6,583,531	6,917,266
Group G11115 15 Year, 7.00%, 3/1/12	1,291,568	1,370,762
Group G11122 15 Year, 6.50%, 5/1/16	27,098,447	28,695,609
Group G11185 15 Year, 5.50%, 10/1/16	13,142,907	13,609,424
Group G11191 15 Year, 6.00%, 12/1/13	2,940,738	3,088,087
Group G11192 15 Year, 6.00%, 7/1/11	2,399,734	2,519,967
Group G11283 15 Year, 6.50%, 5/1/17	19,826,441	20,987,014
Group G11287 15 Year, 6.00%, 8/1/17	46,817,964	49,095,977
Group G11288 15 Year, 6.50%, 6/1/17	26,766,793	28,333,630
Group G11336 15 Year, 6.00%, 6/1/17	10,921,086	11,452,472
Group G11375 15 Year, 5.50%, 7/1/14	22,241,125	23,083,498
Group G11392 15 Year, 6.00%, 1/1/18	27,334,185	28,664,180
Group G11409 15 Year, 6.00%, 5/1/17	48,235,055	50,585,501
Group G11421 15 Year, 6.50%, 12/1/17	6,970,837	7,378,886
Group G11430 15 Year, 6.50%, 12/1/17	39,628,609	41,948,334
Group G11431 15 Year, 6.00%, 2/1/18	12,112,000	12,702,206
Group G11459 15 Year, 6.50%, 8/1/17	10,883,824	11,520,926
Group G11493 15 Year, 6.50%, 9/1/18	16,864,946	17,858,504
Group G11521 15 Year, 6.00%, 12/1/17	45,893,806	48,130,165
Group G11601 15 Year, 6.00%, 2/1/19	33,149,615	34,797,511
Group G01635, 7.00%, 4/1/31	52,105,490	55,479,888
Freddie Mac
Group 18-0233, 7.00%, 9/1/06	2,822	2,855
Group 18-8028, 8.00%, 1/1/08	45,486	47,609
Group 26-0671, 8.25%, 5/1/09	2,371	2,447
Group 27-2784, 7.25%, 1/1/08	1,014	1,045
Group 29-0537, 8.00%, 5/1/09	43,865	45,458
Group 29-2668, 8.00%, 8/1/09	47,249	48,789
Group 53-0142, 7.50%, 10/1/08	18,196	18,930
Ginnie Mae
Pool 289199, 7.80%, 6/15/20	358,177	390,852
Pool 289202, 7.80%, 7/15/20	345,983	377,579
Pool 289205, 7.80%, 7/15/20	329,639	355,283
Pool 296207, 7.80%, 8/15/20	885,645	966,438
Pool 296211, 7.80%, 9/15/20	442,864	483,636
Pool 296214, 7.80%, 10/15/20	326,807	352,497
Pool 303672, 7.80%, 11/15/20	385,757	421,372
Pool 303676, 7.80%, 1/15/21	1,098,477	1,182,631
Pool 307695, 7.80%, 1/15/21	503,310	549,734
Pool 780139, 7.50%, 5/15/25	5,869,811	6,355,400
Pool 780337, 7.25%, 2/15/06	105,285	105,625
Pool 780490 15 Year, 7.00%, 4/15/09	2,139,653	2,270,693
Pool 780710, 7.50%, 9/15/17	1,132,169	1,221,679
Pool 781321, 7.50%, 11/15/24	8,922,781	9,662,141
Pool 781454, 7.00%, 5/15/28	4,595,511	4,877,381

		2,197,069,885

		2,747,810,810

5 / Dodge & Cox Income Fund

Portfolio of Investments September 30, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
ASSET-BACKED SECURITIES: 0.3%
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7, 6.42%, 9/25/08	$10,488,735	$10,901,020
Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6, 6.38%, 9/25/08	8,520,245	8,866,207

		19,767,227
CORPORATE: 32.9%
INDUSTRIALS: 24.4%
AT&T Corp. 8.05%, 11/15/11	79,605,000	89,058,094
8.75%, 11/15/31	121,565,000	132,505,850
Amerada Hess Corp. 6.65%, 8/15/11	32,460,000	35,839,118
7.875%, 10/1/29	30,080,000	34,784,452
Cardinal Health, Inc., 6.75%, 2/15/11	9,895,000	10,650,562
Comcast Corp., 5.30%, 1/15/14	99,100,000	99,314,750
Dillard’s, Inc. 7.375%, 6/1/06	5,000,000	5,262,500
6.625%, 11/15/08	3,300,000	3,366,000
7.13%, 8/1/18	20,365,000	20,110,438
7.75%, 7/15/26	13,150,000	13,018,500
7.00%, 12/1/28	2,075,000	1,950,500
Dow Chemical Co. 4.027%, 9/30/09(b)	37,862,000	37,165,945
7.375%, 11/1/29	27,500,000	31,932,587
Electronic Data Systems Corp., 6.50%, 8/1/13	28,210,000	28,453,227
Ford Motor Credit Co. 5.80%, 1/12/09	30,125,000	31,224,291
7.375%, 10/28/09	10,100,000	11,062,884
7.25%, 10/25/11	109,900,000	118,926,856
GMAC 7.75%, 1/19/10	5,525,000	6,071,191
8.875%, 6/1/10, Putable 2005	36,735,000	42,513,011
6.875%, 9/15/11	87,520,000	91,810,493
General Electric Co., 5.00%, 2/1/13	9,100,000	9,358,813
HCA, Inc. 8.75%, 9/1/10	54,550,000	63,942,746
7.875%, 2/1/11	33,645,000	38,049,602
6.25%, 2/15/13	15,200,000	15,667,081
6.75%, 7/15/13	15,025,000	15,973,077
5.75%, 3/15/14	14,450,000	14,325,051
Hewlett-Packard Co., 5.50%, 7/1/07	35,850,000	37,897,429
International Paper Co., 5.25%, 4/1/16	26,690,000	26,193,806
Lockheed Martin Corp., 7.65%, 5/1/16	15,000,000	18,209,775
May Department Stores Co. 8.00%, 7/15/12	5,000,000	5,925,920
7.625%, 8/15/13	7,105,000	8,259,740
7.60%, 6/1/25	13,500,000	15,195,425
6.70%, 9/15/28	1,125,000	1,167,473
8.75%, 5/15/29	25,662,000	32,753,822
7.875%, 3/1/30	35,505,000	42,418,285
6.90%, 1/15/32	25,465,000	27,015,920
7.875%, 8/15/36, Callable 2016	7,725,000	8,602,993

	PAR VALUE	MARKET VALUE
Raytheon Co. 6.75%, 8/15/07	$11,515,000	$12,594,198
6.15%, 11/1/08	5,100,000	5,549,366
6.55%, 3/15/10	10,150,000	11,276,193
7.20%, 8/15/27	15,200,000	17,389,271
7.00%, 11/1/28	2,350,000	2,653,646
Schering-Plough Corp., 5.30%, 12/1/13	13,675,000	14,152,052
Time Warner Entertainment 8.375%, 3/15/23	10,787,000	12,901,079
8.375%, 7/15/33	38,520,000	47,152,371
Time Warner, Inc. (AOL Time Warner) (e) 7.625%, 4/15/31	63,030,000	72,547,467
7.70%, 5/1/32	47,680,000	55,442,161
Wyeth 5.50%, 3/15/13	5,050,000	5,152,308
5.50%, 2/1/14	99,875,000	101,321,290
Wyeth (American Home Products) (e), 6.95%, 3/15/11	25,355,000	28,194,481
Xerox Corp. 9.75%, 1/15/09	44,100,000	51,376,500
7.125%, 6/15/10	72,530,000	77,425,775
6.875%, 8/15/11	7,325,000	7,654,625
7.20%, 4/1/16	17,346,000	17,736,285

		1,766,497,275
FINANCIALS: 7.4%
BankAmerica Capital II (c) 8.00%, 12/15/26, Callable 2006	7,575,000	8,429,149
Boston Properties, Inc. 6.25%, 1/15/13	32,300,000	34,849,181
5.625%, 4/15/15	30,880,000	31,498,835
CIGNA Corp. 7.00%, 1/15/11	12,165,000	13,615,968
6.375%, 10/15/11	28,635,000	31,310,683
7.65%, 3/1/23	1,140,000	1,323,551
7.875%, 5/15/27	25,865,000	31,166,265
CIT Group, Inc. 7.375%, 4/2/07	17,570,000	19,268,685
5.75%, 9/25/07	15,475,000	16,461,439
Citicorp Capital Trust I (c), 7.933%, 2/15/27, Callable 2007	6,325,000	6,993,059
Citicorp Capital Trust II (c), 8.015%, 2/15/27, Callable 2007	10,300,000	11,445,133
Citigroup, Inc. (First Nationwide) (e), 10.00%, 10/1/06	4,015,000	4,523,825
EOP Operating Limited Partnership (d) 6.80%, 1/15/09	17,240,000	18,967,586
7.00%, 7/15/11	13,450,000	15,109,905
5.875%, 1/15/13	35,150,000	37,022,511
4.75%, 3/15/14	37,000,000	35,710,439
Health Net, Inc., 9.875%, 4/15/11	22,520,000	27,755,112
JPMorgan Chase (Bank One) (e) 7.625%, 8/1/05	12,825,000	13,373,038
Capital III (c), 8.75%, 9/1/30	19,065,000	25,441,785
Safeco Corp. 4.875%, 2/1/10	15,075,000	15,562,751
7.25%, 9/1/12	17,873,000	20,632,091

Dodge & Cox Income Fund / 6

Portfolio of Investments September 30, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
St. Paul Travelers Companies, Inc. 7.875%, 4/15/05	$13,750,000	$14,138,094
8.125%, 4/15/10	12,000,000	14,251,152
UnumProvident Corp. 7.625%, 3/1/11	35,950,000	38,376,625
7.19%, 2/1/28	9,060,000	8,180,374
UnumProvident Corp. (Provident Companies, Inc.) (e), 7.25%, 3/15/28	15,370,000	14,755,200
7.375%, 6/15/32	25,445,000	24,618,037

		534,780,473
TRANSPORTATION: 1.1%
Burlington Northern Santa Fe Railway Pass-Through Certificate, 7.57%, 1/2/21	13,004,329	15,444,461
CSX Transportation, Inc., 9.75%, 6/15/20	10,072,000	13,761,212
Federal Express Pass-Through Certificate, 6.72%, 1/15/22	8,562,494	9,609,773
Norfolk Southern Corp., 9.75%, 6/15/20	13,908,000	19,089,245
Union Pacific Corp. Pass-Through Certificates, 6.85%, 1/2/19	6,468,829	7,334,035
6.70%, 2/23/19	14,168,985	16,032,774

		81,271,500

		2,382,549,248

Total Fixed-Income Securities (Cost $6,735,494,973)		6,907,270,782

SHORT-TERM INVESTMENTS: 5.2%

	PAR VALUE	MARKET VALUE
SSgA Prime Money Market Fund	$36,163,962	$36,163,962
State Street Repurchase Agreement, 1.54%, 10/1/04 (collateralized by U.S. Treasury securities, value $270,303,542)	264,979,000	264,979,000
U.S. Treasury Bills, 10/21/04	75,000,000	74,944,375

Total Short-Term Investments (Cost $376,087,337)		376,087,337

TOTAL INVESTMENTS (Cost $7,111,582,310)	100.6%	7,283,358,119
OTHER ASSETS LESS LIABILITIES	(0.6)	(41,433,666)

TOTAL NET ASSETS	100.0%	$7,241,924,453

(a)	CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage Investment Conduit
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2004, these securities represented 0.5% of total net assets.

(c)	Cumulative Preferred Securities
(d)	EOP Operating LP is the operating partnership of Equity Office Properties Trust
(e)	When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

At September 30, 2004, the cost of investments for federal income tax purposes was $7,111,582,310. Net unrealized appreciation aggregated $171,775,809, of which $182,001,866 represented appreciated securities and $10,226,057 represented depreciated securities.

The financial information in the Portfolio of Investments has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

7 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 8

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9 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox